SEC. File Nos. 33-32785
                                          811-5888

           SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549

                        FORM N-1A
                 Registration Statement
                         Under
               the Securities Act of 1933
            Post-Effective Amendment No. 11
                          and
                Registration Statement
                         Under
          The Investment Company Act of 1940
                Amendment No.  14

              SMALLCAP WORLD FUND, INC.
(Exact Name of Registrant as specified in charter)
                333 South Hope Street
             Los Angeles, California 90071
        (Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
MICHAEL  J. FAIRCLOUGH, ESQ.
O'Melveny & Myers
400 South Hope Street
Los Angeles, California  90071
(Counsel for the Registrant)

        The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
   On November 16, 1995, it filed its 24f-2 notice for fiscal 1994.
                 Approximate date of proposed public offering:
   It is proposed that this filing become effective on December 1, 1995, pursuant to paragraph (b) of rule 485.

 SMALLCAP WORLD FUND, INC.
                             CROSS REFERENCE SHEET

 Item Number of                                            Captions in Prospectus (Part "A")
  Part "A" of Form N-1A

    1.   Cover Page                              Cover Page

    2.   Synopsis                                Summary of Expenses

    3.   Condensed Financial Information         Financial Highlights; Investment Results

    4.   General Description of Registrant       Investment Objective and Policies; Certain Securities and

                                               Investment Techniques; Fund Organization and

                                               Management

    5.   Management of the Fund                  Financial Highlights; Fund Organization and

                                               Management; Summary of Expenses; Certain Securities and

                                               Investment Techniques

    6.   Capital Stock and Other Securities      Investment Objective and Policies; Certain Securities and

                                               Investment Techniques; Fund Organization and Management;

                                               Dividends, Distributions and Taxes

    7.   Purchase of Securities Being Offered    Purchasing Shares; Fund Organization and Management;

                                               Shareholder Services

    8.   Redemption or Repurchase                Redeeming Shares

    9.   Legal Proceedings                       N/A



   Item Number of                                            Captions in Statement of
Part "B" of Form N-1A                                           Additional Information (Part "B")

  10.   Cover Page                              Cover

  11.   Table of Contents                       Table of Contents

  12.   General Information and History         Fund Organization and Management (Part "A")

  13.   Investment Objectives and Policies      Certain Securities and Investment Techniques (Part "A");

                                               Investment Policies; Investment Restrictions

  14.   Management of the Registrant            Fund Directors and Officers; Management

  15.   Control Persons and Principal Holders    Fund Directors and Officers

       of Securities

  16.   Investment Advisory and Other Services     Management; Fund Organization and Management (Part "A");

                                               General Information

  17.   Brokerage Allocation and Other Practices    Execution of Portfolio Transactions

  18.   Capital Stock and Other Securities      N/A

  19.   Purchase, Redemption and Pricing of     Purchase of Shares; Purchasing Shares (Part "A"); Shareholder

       Securities Being Offered                Account Services and Privileges

  20.   Tax Status                              Dividends, Distributions and Federal Taxes

  21.   Underwriter                             Management -- Principal Underwriter

  22.   Calculation of Performance Data         Investment Results

  23.   Financial Statements                    Financial Statements



   Item in Part "C"

  24.   Financial Statements and Exhibits

  25.   Persons Controlled by or under

       Common Control with Registrant

  26.   Number of Holders of Securities

  27.   Indemnification

  28.   Business and Other Connections of

       Investment Adviser

  29.   Principal Underwriters

  30.   Location of Accounts and Records

  31.   Management Services

  32.   Undertakings

       Signature Page




Prospectus

SMALLCAP
World Fund(R)

AN OPPORTUNITY FOR LONG-TERM
GROWTH OF CAPITAL PRIMARILY
THROUGH THE STOCKS OF SMALLER
COMPANIES IN THE UNITED STATES--
AND AROUND THE WORLD


[LOGO OF THE AMERICAN FUNDS GROUP(R)]

   December 1, 1995


                           SMALLCAP WORLD FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071


The fund's investment objective is to achieve long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of issuers with relatively small market capitalizations located in various countries. Investing in smaller capitalization stocks and securities of issuers in various countries involves certain opportunities and risks that are different from those associated with investing solely in larger capitalization stocks and securities of issuers based in the United States.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

   You may obtain the statement of additional information for the fund dated December 1, 1995, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   35-010-1295

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               SUMMARY OF
                 EXPENSES

  Average annual expenses
      paid over a 10-year
          period would be
    approximately $19 per
  year, assuming a $1,000
      investment and a 5%
   annual return with the
    maximum sales charge.

                  TABLE OF CONTENTS

Summary of Expenses...........................     2
Financial Highlights..........................     3
Investment Objective and Policies.............     3
Certain Securities and Investment Techniques..     4
Investment Results............................     7
Dividends, Distributions and Taxes............     7
Fund Organization and Management..............     8
The American Funds Shareholder Guide.......... 11-19
 Purchasing Shares............................    11
 Reducing Your Sales Charge...................    14
 Shareholder Services.........................    15
 Redeeming Shares.............................    17
 Retirement Plans.............................    19

              IMPORTANT PHONE NUMBERS

               Shareholder Services
               800/421-0180 ext. 1

                  Dealer Services
               800/421-9900 ext. 11

               American FundsLine(R)
                   800/325-3590
               (24-hour information)


This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)................................... 5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees........................................................ 0.70%
12b-1 expenses......................................................... 0.22%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)................................ 0.21%
Total fund operating expenses.......................................... 1.13%


EXAMPLE                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                 ------   -------   -------   --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./4/           $68       $91      $116       $187

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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          FINANCIAL    The following information relating to the past six
         HIGHLIGHTS    periods has been audited by Deloitte & Touche LLP,
                       independent accountants, whose unqualified report is
       (For a share    included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional
                       information.

                                         YEAR ENDED SEPTEMBER 30
                             -----------------------------------------------
                              1995    1994    1993    1992    1991   1990/1/
                             ------  ------  ------  ------  ------  -------
Net Asset Value, Begin-
 ning of Period...........   $23.61  $22.72  $18.01  $17.60  $13.26  $15.08
                             ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income...      .22     .09     .06     .14     .18     .26
  Net realized and
   unrealized gain (loss)
   on investments.........     3.79    1.83    5.56     .38    4.56   (2.08)
                             ------  ------  ------  ------  ------  ------
   Total income from in-
    vestment operations...     4.01    1.92    5.62     .52    4.74   (1.82)
                             ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from net in-
   vestment income........     (.16)   (.06)   (.08)   (.11)   (.40)    --
  Distributions from net
   realized gains.........    (1.35)   (.97)   (.83)    --      --      --
                             ------  ------  ------  ------  ------  ------
   Total distributions....    (1.51)  (1.03)   (.91)   (.11)   (.40)    --
                             ------  ------  ------  ------  ------  ------
Net Asset Value, End of
 Period...................   $26.11  $23.61  $22.72  $18.01  $17.60  $13.26
                             ======  ======  ======  ======  ======  ======
Total Return/2/...........    18.59%   8.60%  32.46%   2.95%  36.43% (12.07)%/3/
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of pe-
   riod (in millions).....   $4,625  $3,497  $2,247  $1,255    $798    $571
  Ratio of expenses to av-
   erage net assets.......     1.13%   1.12%   1.15%   1.21%   1.31%    .49%/3/
  Ratio of net income to
   average net assets.....      .97%    .38%    .33%    .85%   1.11%   1.70%/3/
  Portfolio turnover rate.    45.63%  29.43%  25.00%  23.10%  19.26%   1.91%/3/

-------------------
/1/ Period from 4/30/90-9/30/90 (initial period of operations).

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/3/ These amounts are based on operations for the period shown and, accordingly, not representative of a full year's operations.

         INVESTMENT    The fund's investment objective is to provide long-term
          OBJECTIVE    growth of capital. It seeks to achieve its objective by
       AND POLICIES    investing primarily in equity securities of companies
                       with relatively small market capitalizations (share
 The fund's goal is    price times number of equity securities outstanding).
     to provide you    In selecting investments, the fund emphasizes companies
     with long-term    that are believed by the fund's investment adviser,
 growth of capital.    Capital Research and Management Company, to have the
                       potential for growth (based on strength of management, new products or new services, etc.). Current income is not a consideration.

                       The fund's investments typically have individual market capitalizations of approximately $50 million to $1.2 billion. The fund will not normally purchase shares of any company, or add to any existing holding, with a market capitalization of more than $1.2 billion. However, the fund will not necessarily sell stocks because they exceed this limit through appreciation.

                       The fund's assets may also be held in cash or high-quality cash equivalents (including certificates of deposit, bankers acceptances, commercial paper, short-term notes or repurchase agreements), government or corporate debt securities denominated in U.S. dollars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market and economic

-------------------------------------------------------------------------------

                       conditions indicate that it is desirable to do so (for example, for temporary defensive purposes). Under normal market conditions the fund will invest no more than 35% of its total assets in such securities.

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH INVESTING OUTSIDE THE U.S. DESCRIBED BELOW.

 CERTAIN SECURITIES    INVESTING IN SMALLER CAPITALIZATION STOCKS Capital
     AND INVESTMENT    Research and Management Company believes that the
         TECHNIQUES    issuers of smaller capitalization stocks often have
                       sales and earnings growth rates which exceed those of
       Investing in    larger companies and that such growth rates may in turn
            smaller    be reflected in more rapid share price appreciation.
     capitalization    However, investing in smaller capitalization stocks can
    stocks involves    involve greater risk than is customarily associated
 greater risks than    with investing in stocks of larger, more established
   investing in the    companies. For example, smaller capitalization
  stocks of larger,    companies often have limited product lines, markets, or
   more established    financial resources, may be dependent for management on
         companies.    one or a few key persons, and can be more susceptible
                       to losses. Also, their securities may be thinly traded
                       (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.
                       Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

                       INVESTING AROUND THE WORLD The fund's assets are invested globally which, in the opinion of Capital Research and Management Company, enhances the fund's ability to meet its objective--long-term growth of capital.

                       Of course, investing globally involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; less stringent accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities

-------------------------------------------------------------------------------

                       market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                       However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       Under current market conditions, the fund expects that it will not invest more than approximately 50% of its assets (taken at cost) in companies based outside the U.S., although there is no specific limit on the fund's non-U.S. investments (except as noted below). At September 30, 1995, the fund maintained investments in 31 countries, and 31% of its assets (approximately 38% of its equity investments) were in issues outside the U.S. In making its investments in companies outside the U.S., the fund does not intend to emphasize any particular country or region. Under normal market conditions the fund will invest at least 65% of its total assets in equity securities of smaller capitalization issuers as described above, and such issuers will be located in at least three countries.

                       INVESTING IN FIXED-INCOME SECURITIES When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by any national rating service or determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. If market interest rates increase, such fixed-income securities generally decline in value and vice versa. These securities may also be issued by entities domiciled outside the U.S.

                       The fund's investments in debt securities may be denominated in currencies other than the U.S. dollar. If the currency in which the security is denominated declines against the U.S. dollar, the dollar value of the security will decline and vice versa. The fund may hold a portion of its assets in U.S. dollars and other currencies and in cash equivalents of either U.S. issuers or issuers domiciled outside the U.S. (See the statement of additional information for a description of cash equivalents.)

                       CURRENCY TRANSACTIONS The fund has the ability to hold currencies and enter into forward currency contracts to protect against changes in currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

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                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic invest-
                       ment philosophy of Capital Research and Management Com-pany is to seek fundamental values at reasonable pric-es, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's in-vestment committee). In addition, Capital Research and Management Company's research professionals make in-vestment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

------------------------------------------------------------------------------------------------------------
                                                                                     YEARS OF EXPERIENCE AS
                                                                                    INVESTMENT PROFESSIONAL
                                                     YEARS OF EXPERIENCE AS               (APPROXIMATE)
                                                    PORTFOLIO COUNSELOR (AND
 PORTFOLIO COUNSELORS                                 RESEARCH PROFESSIONAL,       WITH CAPITAL
          FOR                                          IF APPLICABLE) FOR          RESEARCH AND
       SMALLCAP            PRIMARY TITLE(S)                 SMALLCAP                MANAGEMENT
      WORLD FUND                                           WORLD FUND               COMPANY OR       TOTAL
                                                         (APPROXIMATE)            ITS AFFILIATES     YEARS
------------------------------------------------------------------------------------------------------------
 William R. Grimsley    President, Director         Since the fund began             26 years      33 years
                        and Principal Execu-        operations
                        tive Officer of the
                        fund. Senior Vice
                        President and Director,
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 Gordon Crawford        Senior Vice President       Since the fund began             24 years      24 years
                        of the fund. Senior         operations
                        Vice President and
                        Director, Capital
                        Research Company*
------------------------------------------------------------------------------------------------------------
 Mark E. Denning        Senior Vice President,      Four years (in addition to       13 years      13 years
                        Capital Research Company*   one year as a research
                                                    professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace     Vice President, Capi-       Two years (in addition to        10 years      10 years
                        tal Research Company*       four years as a research
                                                    professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 James F. Rothenberg    President and Direc-        One year                         25 years      25 years
                        tor, Capital Research
                        and Management Company
------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan    Chairman and Principal      Since the fund began             31 years      31 years
                        Executive Officer,          operations
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 THE FUND BEGAN OPERATIONS ON APRIL 30, 1990
 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
------------------------------------------------------------------------------------------------------------

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
 return of 13.49% a    various periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions. The fund's distribution
      under Capital    rate is calculated by dividing the dividends paid by
       Research and    the fund over the last 12 months by the sum of the
         Management    month-end price and the capital gains paid over the
          Company's    last 12 months. The SEC yield reflects income earned by
         management    the fund, while the distribution rate reflects divi-
    (April 30, 1990    dends paid by the fund. Among the elements used to cal-
  through September    culate the SEC yield are the dividend and interest in-
         30, 1995).    come earned and expenses paid by the fund, whereas the
                       income paid to shareholders is used to calculate the distribution rate.

                       The fund's total return over the past 12 months, aver-age annual return over the past five years and average lifetime return, as of September 30, 1995, were 11.77%, 17.69% and 13.49%, respectively. These results were calculated in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted. Of course, past results are not an indication of future results. Further information re-garding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in June and December. Capital gains, if any, are usu-
          AND TAXES    ally distributed in December. When a dividend or capi-
                       tal gain is distributed, the net asset value per share
             Income    is reduced by the amount of the payment.
  distributions are
       usually made    FEDERAL TAXES The fund intends to operate as a "regu-
         inJune and    lated investment company" under the Internal Revenue
          December.    Code. In any fiscal year in which the fund so qualifies
                       and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTI-FIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE

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                       SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY
                       REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax lia-bility; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the ap-plicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S., generally at rates from 10% to 40%, which would reduce the fund's invest-ment income.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax ad-viser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Maryland corporation in 1989. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid for
     American Funds    services rendered to the fund as described in the
    Group, which is    statement of additional information. They may elect to
  managed by one of    defer all or a portion of these fees through a deferred
    the largest and    compensation plan in effect for the fund. Shareholders
   most experienced    have one vote per share owned and, at the request of
         investment    the holders of at least 10% of the shares, the fund
          advisers.    will hold a meeting at which any member of the board
                       could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment
                       Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. (See "The American Funds Share-holder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The Ameri-can Funds Group.) Capital Research and Management Com-pany manages the investment portfolio and business af-fairs of the fund and receives a fee at the annual rates of 0.80% on the first $1 billion of the fund's net assets, 0.70% on net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on net assets in excess of $2 billion but not

-------------------------------------------------------------------------------

                       exceeding $3 billion, 0.65% on net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.625% on net assets in excess of $8 bil-lion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance

--------------------------------------------------------------------------------

                       by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets annually (0.25% of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $4,265,000 for the fiscal year ended September 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeep-ing and quality assurance purposes.

                             AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                        SERVICE         ADDRESS            AREAS SERVED
                         AREA
                       --------------------------------------------------------
                       WEST      P.O. Box 2205         AK, AZ, CA, HI, ID,
                                 Brea, CA 92622-2205   MT, NV, OR, UT, WA and
                                 Fax: 714/671-7080     outside the U.S.
                       --------------------------------------------------------
                       CENTRAL-  P.O. Box 659522       AR, CO, IA, KS, LA,
                       WEST      San Antonio,          MN, MO, ND, NE, NM,
                                 TX 78265-9522         OK, SD, TX, and WY
                                 Fax: 210/530-4050
                       --------------------------------------------------------
                       CENTRAL-  P.O. Box 6007         AL, IL, IN, KY, MI,
                       EAST      Indianapolis,         MS, OH, TN and WI
                                 IN 46206-6007
                                 Fax: 317/735-6620
                       --------------------------------------------------------
                       EAST      P.O. Box 2280         CT, DE, FL, GA, MA,
                                 Norfolk,              MD, ME, NC, NH, NJ,
                                 VA 23501-2280         NY, PA, RI, SC, VA,
                                 Fax: 804/670-4773     VT, WV and Washington,
                                                       D.C.
                       --------------------------------------------------------

                        ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 FOR SERVICE.
                       --------------------------------------------------------
                                         [MAP OF UNITED STATES]
                       --------------------------------------------------------
                       West (light grey); Central-West (white); Central-East (dark grey), East (red)

                     THE AMERICAN FUNDS SHAREHOLDERS GUIDE

                      ----------------------------------------------------------
  PURCHASING SHARES    METHOD        INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ----------------------------------------------------------
    Your investment                   See "Investment      $50 minimum (except
    dealer can help                   Minimums and Fund    where a lower
 you establish your                   Numbers" for         minimum is noted
  account--and help                   initial investment   under "Investment
      you add to it                   minimums.            Minimums and Fund
 whenever you like.                                        Numbers").
                      ---------------------------------------------------------
                      By contacting   Visit any invest-    Mail directly to
                      your invest-    ment dealer who is   your investment
                      ment dealer     registment dealer    dealer's address
                                      who is registered    printed on your
                                      in the state where   account statement.
                                      the purchase is
                                      made and who has
                                      a sales agreement
                                      with American Funds
                                      Distributors.
                       ---------------------------------------------------------
                       By mail        Make your check      Fill out the account
                                      payable to the       additions form at
                                      fund and mail to     the bottom of a re-
                                      the address          cent account state-
                                      indicated on the     ment, make your
                                      account              check payable to the
                                      application.         fund, write your
                                      Please indicate      account number on
                                      an investment        your check, and mail
                                      dealer on the        the check and form
                                      account              in the envelope pro-
                                      application.         vided with your
                                                           account statement.
                       ---------------------------------------------------------
                       By wire        Call 800/421-0180    Your bank should
                                      to obtain your       wire your additional
                                      account number(s),   investments in the
                                      if necessary.        same manner as
                                      Please indicate an   described under
                                      investment dealer    "Initial Investment."
                                      on the account.
                                      Instruct your
                                      bank to wire
                                      funds to:

                                      Wells Fargo Bank
                                      155 Fifth Street
                                      Sixth Floor
                                      San Francisco,
                                      CA 94106
                                      (ABA #121000248)

                                      For credit to the
                                      account of:
                                      American Funds
                                      Service Company
                                      a/c #4600-076178
                                      (fund name)
                                      (your fund
                                      acct. no.)
                      ----------------------------------------------------------
                      THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.

                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                   MINIMUM
                                                   INITIAL    FUND
FUND                                              INVESTMENT NUMBER
----                                              ---------- ------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)..................................     $1,000     02
American Balanced Fund(R)......................        500     11
American Mutual Fund(R)........................        250     03
Capital Income Builder(R)......................      1,000     12
Capital World Growth and Income Fund(SM).......      1,000     33
EuroPacific Growth Fund(R).....................        250     16
Fundamental Investors(SM)......................        250     10
The Growth Fund of America(R)..................      1,000     05
The Income Fund of America(R)..................      1,000     06
The Investment Company of America(R)...........        250     04
The New Economy Fund(R)........................      1,000     14
New Perspective Fund(R)........................        250     07
SMALLCAP World Fund(SM)........................      1,000     35
Washington Mutual Investors Fund(SM)...........        250     01

                                                     MINIMUM
                                                     INITIAL    FUND
FUND                                                INVESTMENT NUMBER
----                                                ---------- ------
BOND FUNDS
American High-Income Municipal Bond Fund(SM).....     $1,000     40
American High-Income Trust(R)....................      1,000     21
The Bond Fund of America(SM).....................      1,000     08
Capital World Bond Fund(R).......................      1,000     31
Intermediate Bond Fund of America(R).............      1,000     23
Limited Term Tax-Exempt Bond Fund of America(SM).      1,000     43
The Tax-Exempt Bond Fund of America(SM)..........      1,000     19
The Tax-Exempt Fund of California(R)*............      1,000     20
The Tax-Exempt Fund of Maryland(R)*..............      1,000     24
The Tax-Exempt Fund of Virginia(R)*..............      1,000     25
U.S. Government Securities Fund(SM)..............      1,000     22

MONEY MARKET FUNDS
The Cash Management Trust of America(R)..........      2,500     09
The Tax-Exempt Money Fund of America(SM).........      2,500     39
The U.S. Treasury Money Fund of America(SM)......      2,500     49

 --------

*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000......               6.10%     5.75%       5.00%
               $50,000 but less than
                $100,000..............               4.71      4.50        3.75

               BOND FUNDS
               Less than $25,000......               4.99      4.75        4.00
               $25,000 but less than
                $50,000...............               4.71      4.50        3.75
               $50,000 but less than
                $100,000..............               4.17      4.00        3.25

               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000.      3.63      3.50        2.75
               $250,000 but less than $500,000.      2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more.....               none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during the 1996 calendar year, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                       ---------------------------------------------------------
          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                                       You may use this option, provided the
                        You may have   account is registered in the name of
                        a redemption   an individual(s), a UGMA/UTMA
                        check sent to  custodian, or a non-retirement plan
                        you by using   trust. These redemptions may not
                        American       exceed $10,000 per day, per fund
                        FundsLine(R)   account and the check must be made
                        or by          payable to the shareholder(s) of
                        telephoning,   record and be sent to the address of
                        faxing, or     record provided the address has been
                        telegraphing   used with the account for at least 10
                        American       days. See "Transfer Agent" and
                        Funds Service  "Exchange Privilege" above for the
                        Company        appropriate telephone or fax number.
                        (subject to
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------


                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

Prospectus
for Eligible Retirement Plans

SMALLCAP
WORLD FUND(R)


AN OPPORTUNITY FOR LONG-TERM GROWTH OF
CAPITAL PRIMARILY THROUGH THE STOCKS OF
SMALLER COMPANIES IN THE UNITED STATES --
AND AROUND THE WORLD

   December 1, 1995

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                           SMALLCAP WORLD FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071

The fund's investment objective is to achieve long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of issuers with relatively small market capitalizations located in various countries. Investing in smaller capitalization stocks and securities of issuers in various countries involves certain opportunities and risks that are different from those associated with investing solely in larger capitalization stocks and securities of issuers based in the United States.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated December 1, 1995, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   RP 35-010-1295

-------------------------------------------------------------------------------

              SUMMARY OF
                EXPENSES

 Average annual expenses
     paid over a 10-year
         period would be
   approximately $14 per
 year, assuming a $1,000
     investment and a 5%
   annual return with no
           sales charge.



                         TABLE OF
                         CONTENTS

  Summary of Expenses..............................   2
  Financial Highlights.............................   3
  Investment Objective and Policies................   3
  Certain Securities and Investment Techniques.....   4
  Investment Results...............................   7
  Dividends, Distributions and Taxes...............   7
  Fund Organization and Management.................   8
  Purchasing Shares................................   9
  Shareholder Services.............................  11
  Redeeming Shares.................................  11



This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees......................................................   0.70%
12b-1 expenses.......................................................   0.22%/2/
Other expenses (including audit, legal, shareholder services,
 transfer agent and custodian expenses)..............................   0.21%
Total fund operating expenses........................................   1.13%

EXAMPLE                                   1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------                                   ------  -------   -------   --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/             $12     $36       $62       $137

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information relating to the past six pe-
         HIGHLIGHTS    riods has been audited by Deloitte & Touche LLP, inde-
                       pendent accountants, whose unqualified report is in-
       (For a share    cluded in the statement of additional information. This
        outstanding    information should be read in conjunction with the fi-
     throughout the    nancial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional
                       information.

                                          YEAR ENDED SEPTEMBER 30
                             -----------------------------------------------
                              1995    1994    1993    1992    1991   1990/1/
                             ------  ------  ------  ------  ------  -------
Net Asset Value, Begin-
 ning of Period...........   $23.61  $22.72  $18.01  $17.60  $13.26  $15.08
                             ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income...      .22     .09     .06     .14     .18     .26
  Net realized and
   unrealized gain (loss)
   on investments.........     3.79    1.83    5.56     .38    4.56   (2.08)
                             ------  ------  ------  ------  ------  ------
   Total income from in-
    vestment operations...     4.01    1.92    5.62     .52    4.74   (1.82)
                             ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from net in-
   vestment income........     (.16)   (.06)   (.08)   (.11)   (.40)    --
  Distributions from net
   realized gains.........    (1.35)   (.97)   (.83)    --      --      --
                             ------  ------  ------  ------  ------  ------
   Total distributions....    (1.51)  (1.03)   (.91)   (.11)   (.40)    --
                             ------  ------  ------  ------  ------  ------
Net Asset Value, End of
 Period...................   $26.11  $23.61  $22.72  $18.01  $17.60  $13.26
                             ======  ======  ======  ======  ======  ======
Total Return/2/...........    18.59%   8.60%  32.46%   2.95%  36.43% (12.07)%/3/
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of pe-
   riod (in millions).....   $4,625  $3,497  $2,247  $1,255  $  798  $  571
  Ratio of expenses to av-
   erage net assets.......     1.13%   1.12%   1.15%   1.21%   1.31%    .49%/3/
  Ratio of net income to
   average net assets.....      .97%    .38%    .33%    .85%   1.11%   1.70%/3/
  Portfolio turnover rate.    45.63%  29.43%  25.00%  23.10%  19.26%   1.91%/3/

-----------------
/1/ Period from 4/30/90-9/30/90 (initial period of operations).
/2/ Calculated with no sales charge.
/3/ These amounts are based on operations for the period shown and, accordingly, not representative of a full year's operations.

         INVESTMENT    The fund's investment objective is to provide long-term
          OBJECTIVE    growth of capital. It seeks to achieve its objective by
       AND POLICIES    investing primarily in equity securities of companies
                       with relatively small market capitalizations (share
 The fund's goal is    price times number of equity securities outstanding).
     to provide you    In selecting investments, the fund emphasizes companies
     with long-term    that are believed by the fund's investment adviser,
 growth of capital.    Capital Research and Management Company, to have the
                       potential for growth (based on strength of management, new products or new services, etc.). Current income is not a consideration.

                       The fund's investments typically have individual market capitalizations of approximately $50 million to $1.2 billion. The fund will not normally purchase shares of any company, or add to any existing holding, with a market capitalization of more than $1.2 billion. However, the fund will not necessarily sell stocks be-cause they exceed this limit through appreciation.

                       The fund's assets may also be held in cash or high-quality cash equivalents (including certificates of de-posit, bankers acceptances, commercial paper, short-term notes or repurchase agreements), government or corporate debt securities denominated in U.S. dollars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market and economic conditions in-

-------------------------------------------------------------------------------

                       dicate that it is desirable to do so (for example, for temporary defensive purposes). Under normal market con-ditions the fund will invest no more than 35% of its total assets in such securities.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH IN-VESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

            CERTAIN    INVESTING IN SMALLER CAPITALIZATION STOCKS Capital
     SECURITIES AND    Research and Management Company believes that the
         INVESTMENT    issuers of smaller capitalization stocks often have
         TECHNIQUES    sales and earnings growth rates which exceed those of
                       larger companies and that such growth rates may in turn
       Investing in    be reflected in more rapid share price appreciation.
            smaller    However, investing in smaller capitalization stocks can
     capitalization    involve greater risk than is customarily associated
    stocks involves    with investing in stocks of larger, more established
 greater risks than    companies. For example, smaller capitalization
   investing in the    companies often have limited product lines, markets, or
  stocks of larger,    financial resources, may be dependent for management on
   more established    one or a few key persons, and can be more susceptible
         companies.    to losses. Also, their securities may be thinly traded
                       (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.
                       Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

                       INVESTING AROUND THE WORLD The fund's assets are invested globally which, in the opinion of Capital Research and Management Company, enhances the fund's ability to meet its objective--long-term growth of capital.

                       Of course, investing globally involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; less stringent accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

-------------------------------------------------------------------------------

                       However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Bro-kerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in con-nection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       Under current market conditions, the fund expects that it will not invest more than approximately 50% of its assets (taken at cost) in companies based outside the U.S., although there is no specific limit on the fund's non-U.S. investments (except as noted below). At Sep-tember 30, 1995, the fund maintained investments in 31 countries, and 31% of its assets (approximately 38% of its equity investments) were in issues outside the U.S. In making its investments in companies outside the U.S., the fund does not intend to emphasize any partic-ular country or region. Under normal market conditions the fund will invest at least 65% of its total assets in equity securities of smaller capitalization issuers as described above, and such issuers will be located in at least three countries.

                       INVESTING IN FIXED-INCOME SECURITIES When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by any national rating service or determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. If market interest rates increase, such fixed-income securities generally decline in value and vice versa. These securities may also be issued by entities domiciled outside the U.S.

                       The fund's investments in debt securities may be denom-inated in currencies other than the U.S. dollar. If the currency in which the security is denominated declines against the U.S. dollar, the dollar value of the secu-rity will decline and vice versa. The fund may hold a portion of its assets in U.S. dollars and other curren-cies and in cash equivalents of either U.S. issuers or issuers domiciled outside the U.S. (See the statement of additional information for a description of cash equivalents.)

                       CURRENCY TRANSACTIONS The fund has the ability to hold currencies and enter into forward currency contracts to protect against changes in currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses in-volved, the fund will not generally attempt to protect against all potential changes in exchange rates.

-------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic invest-ment philosophy of Capital Research and Management Com-pany is to seek fundamental values at reasonable pric-es, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's in-vestment committee). In addition, Capital Research and Management Company's research professionals make in-vestment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

------------------------------------------------------------------------------------------------------------
                                                                                     YEARS OF EXPERIENCE AS
                                                                                    INVESTMENT PROFESSIONAL
                                                     YEARS OF EXPERIENCE AS               (APPROXIMATE)
                                                    PORTFOLIO COUNSELOR (AND
 PORTFOLIO COUNSELORS                                 RESEARCH PROFESSIONAL,       WITH CAPITAL
          FOR                                          IF APPLICABLE) FOR          RESEARCH AND
       SMALLCAP            PRIMARY TITLE(S)                 SMALLCAP                MANAGEMENT
      WORLD FUND                                           WORLD FUND               COMPANY OR       TOTAL
                                                         (APPROXIMATE)            ITS AFFILIATES     YEARS
------------------------------------------------------------------------------------------------------------
 William R. Grimsley    President, Director         Since the fund began             26 years      33 years
                        and Principal Execu-        operations
                        tive Officer of the
                        fund. Senior Vice
                        President and Director,
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 Gordon Crawford        Senior Vice President       Since the fund began             24 years      24 years
                        of the fund. Senior         operations
                        Vice President and
                        Director, Capital
                        Research Company*
------------------------------------------------------------------------------------------------------------
 Mark E. Denning        Senior Vice President,      Four years (in addition to       13 years      13 years
                        Capital Research Company*   one year as a research
                                                    professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace     Vice President, Capi-       Two years (in addition to        10 years      10 years
                        tal Research Company*       four years as a research
                                                    professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 James F. Rothenberg    President and Direc-        One year                         25 years      25 years
                        tor, Capital Research
                        and Management Company
------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan    Chairman and Principal      Since the fund began             31 years      31 years
                        Executive Officer,          operations
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 THE FUND BEGAN OPERATIONS ON APRIL 30, 1990
 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
      14.74% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions. The fund's distribution
       Research and    rate is calculated by dividing the dividends paid by
         Management    the fund over the last 12 months by the sum of the
          Company's    month-end price and the capital gains paid over the
         management    last 12 months. The SEC yield reflects income earned by
    (April 30, 1990    the fund, while the distribution rate reflects divi-
  through September    dends paid by the fund. Among the elements used to cal-
         30, 1995).    culate the SEC yield are the dividend and interest in-
                       come earned and expenses paid by the fund, whereas the income paid to shareholders is used to calculate the distribution rate.

                       The fund's total return over the past 12 months, aver-age annual return over the past five years and average lifetime return, as of September 30, 1995, were 18.59%, 19.10% and 14.74%, respectively. These results were calculated with no sales charge in accordance with Se-curities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in June and December. Capital gains, if any, are usu-
          AND TAXES    ally distributed in December. When a dividend or capi-
                       tal gain is distributed, the net asset value per share
             Income    is reduced by the amount of the payment.
  distributions are
    usually made in    The terms of your plan will govern how your plan may
 June and December.    receive distributions from the fund. Generally, peri-
                       odic distributions from the fund to your plan are rein-vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or may permit all fund distributions to be received in cash.
                       Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S., generally at rates from 10% to 40%, which would reduce the fund's invest-ment income.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Maryland corporation in 1989. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid for
     American Funds    services rendered to the fund as described in the
    Group, which is    statement of additional information. They may elect to
  managed by one of    defer all or a portion of these fees through a deferred
    the largest and    compensation plan in effect for the fund. Shareholders
   most experienced    have one vote per share owned and, at the request of
         investment    the holders of at least 10% of the shares, the fund
          advisers.    will hold a meeting at which any member of the board
                       could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment
                       Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.80% on the first $1 billion of the fund's assets, 0.70% on net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.625% on net assets in excess of $8 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers

-------------------------------------------------------------------------------

                       except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets an-nually (0.25% of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 5300
                       Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $4,265,000 for the fiscal year ended September 30, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for veri-fication, recordkeeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In

-------------------------------------------------------------------------------

                       addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the

-------------------------------------------------------------------------------

                       statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares auto-matically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a de-scription of these and other services that may be available through your plan. These services are avail-able only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       --------------------------------------------------------

                       By contacting      Your plan administrator/trustee must
                       your plan          send a letter of instruction
                       administrator/     specifying the name of the fund, the
                       trustee            number of shares or dollar amount to
                                          be sold, and, if applicable, your
                                          name and account number. For your
                                          protection, if you redeem more than
                                          $50,000, the signatures of the
                                          registered owners or their legal
                                          representatives must be guaranteed by
                                          a bank, savings association, credit
                                          union, or member firm of a domestic
                                          stock exchange or the National
                                          Association of Securities Dealers,
                                          Inc., that is an eligible guarantor
                                          institution. Your plan administrator/
                                          trustee should verify with the
                                          institution that it is an eligible
                                          guarantor prior to signing.
                                          Additional documentation may be
                                          required to redeem shares from
                                          certain accounts. Notarization by a
                                          Notary Public is not an acceptable
                                          signature guarantee.

                       --------------------------------------------------------

                       By contacting      Shares may also be redeemed through
                       an investment      an investment dealer; however, you or
                       dealer             your plan may be charged for this
                                          service. SHARES HELD FOR YOU IN AN
                                          INVESTMENT DEALER'S STREET NAME MUST
                                          BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------

                      THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

-------------------------------------------------------------------------------

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency


                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.


12


SMALLCAP
World
Fund(R)

December 1, 1995

SMALLCAP WORLD FUND(R)
Profile

333 South Hope Street                             December 1, 1995
Los Angeles, CA 90071

1. Goal
The fund primarily seeks to make your money grow over time through investments in the stocks of smaller companies around the world.

2. Investment Strategies
The fund will normally invest at least 65% of its assets in stocks of companies with stock market capitalizations of between $50 million and $1.2 billion located around the world. Under normal market conditions, the fund expects that it will not invest more than 50% of its assets in companies based outside the U.S. The fund does not intend to emphasize any particular country or region and the fund's non-U.S. investments may include securities of companies based in developing countries. The fund may also invest up to 35% of its assets under normal market conditions in other types of securities, such as bonds, when appropriate.

3. Risks
Stock prices rise and fall. Investing in smaller companies and outside the U.S. involves special risks. The prices of the stocks of smaller capitalization companies often are subject to very large price swings thus creating a greater chance of loss than securities of larger capitalization companies. Investing outside the U.S. can involve a number of risks caused by, among other things, currency fluctuations and differing securities market structures and accounting standards.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness
If you are not a long-term investor seeking capital growth through investments in smaller companies on a global basis, this fund may not be appropriate for you. For more information, consult your investment dealer or employer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.

Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.

 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                  0.70%

12b-1 expenses                   0.22%

Other expenses                   0.21%

Total fund operating expenses    1.13%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 68

Three years    91

Five years    116

Ten years     187





6. Past Results
Here are the fund's annual total returns for each calendar year over the fund's lifetime:
[CHART]

1991     25.28%

1992      0.56%

1993     22.54%

1994     -8.44%


[END CHART]

Sales charges have not been deducted from results shown above.
The fund's average annual total return* is +13.49% over its lifetime (April 30, 1990 through September 30, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*


 One year         + 11.77%

 Five years       + 17.69%

 Lifetime         + 13.49%




* These results were calculated for periods ended September 30, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $1,000.

9. Redemptions
You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 35 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in June and December. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

SMALLCAP
World
Fund(R)

December 1, 1995

SMALLCAP WORLD FUND(R)
Profile for Eligible Retirement Plans

333 South Hope Street                                  December 1, 1995
Los Angeles, CA 90071

1. Goal
The fund primarily seeks to make your money grow over time through investments in the stocks of smaller companies around the world.

2. Investment Strategies
The fund will normally invest at least 65% of its assets in stocks of companies with stock market capitalizations of between $50 million and $1.2 billion located around the world. Under normal market conditions, the fund expects that it will not invest more than 50% of its assets in companies based outside the U.S. The fund does not intend to emphasize any particular country or region and the fund's non-U.S. investments may include securities of companies based in developing countries. The fund may also invest up to 35% of its assets under normal market conditions in other types of securities, such as bonds, when appropriate.

3. Risks
Stock prices rise and fall. Investing in smaller companies and outside the U.S. involves special risks. The prices of the stocks of smaller capitalization companies often are subject to very large price swings thus creating a greater chance of loss than securities of larger capitalization companies. Investing outside the U.S. can involve a number of risks caused by, among other things, currency fluctuations and differing securities market structures and accounting standards.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness
If you are not a long-term investor seeking capital growth through investments in smaller companies on a global basis, this fund may not be appropriate for you. For more information, consult your investment dealer or employer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.

Shareholder Transaction Expenses
Shares of the fund are sold with no sales charge to the following eligible retirement plans: plans of companies with collective retirement plan assets of $100 million or more or plans purchasing $1 million or more or having 200 or more eligible employees. However, a 1% contingent deferred sales charge is imposed on certain redemptions within one year of the purchase from eligible plans other than those with collective assets of $100 million or more. The fund has no sales charge on reinvested dividends and no deferred sales charge for redemptions or exchanges.

 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees          0.70%

12b-1 expenses           0.22%

Other expenses           0.21%

Total fund operating expenses    1.13%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 12

Three years    36

Five years     62

Ten years     137





6. Past Results
Here are the fund's annual total returns for each calendar year over the fund's lifetime:
[CHART]

1991     32.89%

1992      6.69%

1993     30.04%

1994     -2.85%


[END CHART]
The fund's average annual total return* is +14.74% over its lifetime (April 30, 1990 through September 30, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year         + 18.59%

 Five years       + 19.10%

 Lifetime         + 14.74%




* These results were calculated for periods ended September 30, 1995 in accordance with Securities and Exchange Commission rules.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
All orders to purchase shares must be made through your retirement plan. For more information about how to purchase shares of the fund through your plan or limitations on the amount that may be purchased, please consult with your employer.

9. Redemptions
Subject to any restrictions imposed by your plan, you may sell your shares through the plan any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in June and December. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. TO RECEIVE A FULL PROSPECTUS, CONTACT YOUR EMPLOYER OR THE SECRETARY OF THE FUND AT THE ABOVE ADDRESS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.


                           SMALLCAP WORLD FUND, INC.
                                    PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 1, 1995

    This document is not a prospectus but should be read in conjunction with the current prospectus dated December 1, 1995 of SMALLCAP World Fund, Inc. (the fund). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

SMALLCAP WORLD FUND, INC.
Attention:  Secretary
333 South Hope Street
Los Angeles, CA  90071
(213) 486-9200

    The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS



ITEM                                                             PAGE
                                                               NO.

INVESTMENT POLICIES                                            2

DESCRIPTION OF CERTAIN SECURITIES                              3

CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS    4

INVESTMENT RESTRICTIONS                                        4

FUND DIRECTORS AND OFFICERS                                    7

MANAGEMENT                                                     11

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                     13

PURCHASE OF SHARES                                             16

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                    18

EXECUTION OF PORTFOLIO TRANSACTIONS                            19

GENERAL INFORMATION                                            19

INVESTMENT RESULTS                                             20

APPENDIX - DESCRIPTION OF BOND RATINGS                         25

FINANCIAL STATEMENTS                                           ATTACHED



                              INVESTMENT POLICIES

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by Capital Research and Management Company (the Investment Adviser). See "Management" below. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


CURRENCY TRANSACTIONS -- The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it has contracted to purchase. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might enter into a forward currency contract to protect against an anticipated decline in value of a foreign currency against the U.S. dollar when it holds
securities denominated in that foreign currency.   To avoid having an amount
greater than its net assets subject to market risk in connection with currency contract transactions, the fund will segregate cash, cash equivalents, or high quality debt instruments to the extent required by the Securities and Exchange Commission.

 At the maturity of a forward contract, the fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. The fund will only enter into such a forward contract if it is expected that the fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the fund may suffer a loss.


 Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENT COMPANIES -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.)

                       DESCRIPTION OF CERTAIN SECURITIES

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (i) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

 Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less).


INVESTMENTS IN LOWER RATED BONDS -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it has the ability to invest up to 5% of it total assets in lower rated straight debt securities (securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Corporation), including securities rate Ba and BB or below (commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative.

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available. See Financial Highlights in the prospectus for the fund's portfolio turnover for each of the last six fiscal periods.

CERTAIN RISK FACTORS RELATING TO
BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities (high-yield, high-risk bonds) are discussed below.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                            INVESTMENT RESTRICTIONS

 The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. The fund may not:

 1. Invest in securities of an issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government);

 2. Invest in companies for the purpose of exercising control or management;

 3. Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry;

 4. Invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3% of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

 5. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or non-U.S. securities for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend money; provided that entering into repurchase agreements, investment in debt securities or in cash equivalents and lending of portfolio securities shall not be prohibited by this restriction;

 9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin or mortgage, pledge or hypothecate its assets to any extent;

 11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 12. Purchase or retain the securities of any issuer if those individual officers and Directors of the fund, its Investment Adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 13. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 14. Purchase or sell puts, calls, straddles or spreads, or combinations thereof; nor

 15. Purchase partnership interests or invest in leases to develop, or explore for, oil, gas, or minerals.
 For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.


 Further investment policies of the fund, which may be changed by action of the Board of Directors without shareholder approval, are as follows: the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer; and the fund will not invest more than 5% of its net assets in warrants valued at the lower of cost or market, with no more than 2% being unlisted on either the New York or the American Stock Exchanges (warrants acquired or attached to securities may be deemed to be without value for the purpose of this restriction).

 All percentages relating to the policies and restrictions of the fund are measured at the time the investment is made.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION


NAME, ADDRESS AND   POSITION     PRINCIPAL OCCUPATION(S) DURING PAST   AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM   TOTAL
NUMBER
AGE                WITH         5 YEARS (POSITIONS WITHIN THE   (INCLUDING VOLUNTARILY   ALL FUNDS MANAGED BY   OF FUND BOARDS
                   REGISTRANT   ORGANIZATIONS LISTED MAY HAVE   DEFERRED COMPENSATION/1/)   CAPITAL RESEARCH AND   ON WHICH
                                CHANGED DURING THIS PERIOD)   FROM THE FUND         MANAGEMENT COMPANY/2/   DIRECTOR SERVES
                                                             DURING FISCAL YEAR ENDED   FOR THE YEAR ENDED 9/30/95

                                                             9/30/95

Richard G. Capen, Jr.   Director     Corporate Director and author; former   $13,000               $25,300               2

Box 2494                        United States Ambassador to Spain;
Rancho Santa Fe, CA                former Vice Chairman of the Board;

92067                           Knight Ridder, Inc.; former Chairman
Age: 61                         and Publisher, The Miami Herald.

+H. Frederick Christie   Director     Private Investor; former President and   $13,058/3/            $137,300/3/           18

P.O. Box 144                    Chief Executive Officer, The Mission
Palos Verdes Estates,                Group (non-utility holding company,

CA 90274                        subsidiary of Southern California
Age: 62                         Edison Company); former President,
                                Southern California Edison Company

Alan E. Clements   Director     Private investor; former Executive   $12,300               $23,900               2
16 Great Peter Street                Director - Finance, Imperial Chemical

London SW1P3JF                  Industries PLC
England
Age: 66

++Robert B. Egelston   Chairman     Senior Partner, Capital Group   None/4/               None/4/               5
333 South Hope Street   of the       Partners, Limited Partnership
Los Angeles, CA    Board
90071
Age: 64

Alan Greenway      Director     President, Greenway Associates, Inc.   $13,250               $68,200               4
7413 Fairway Road                (management consulting services);
La Jolla, CA 92037                former Chairman, Australian Tourist

Age: 68                         Commission

++William R. Grimsley   President    Senior Vice President and Director,   None/4/               None/4/               3

Four Embarcadero   and          Capital Research and Management
Center, Suite 1800   Director     Company
San Francisco, CA
94111
Age: 57

++Graham Holloway   Director     Former Chairman of the Board,   None/4/               None/4/               2
17309 Club Hill Drive                American Funds Distributors, Inc.

Dallas, TX 75248
Age: 65

Leonade D. Jones   Director     Treasurer, The Washington Post   $5,700/3/             $50,967/3/            5
1150-15th Street, N.W.                Company
Washington, DC 20071
Age: 48

William H. Kling   Director     President, Minnesota Public Radio;   $12,650/3/            $72,900/3/            4
45 East Seventh Street                President, Greenspring Co.; former

St. Paul, MN 55101                President, American Public Radio
Age: 53                         (now Public Radio International)

Norman R. Weldon   Director     President and Director, Corvita   $12,900               $31,600               2
8210 N.W. 27th Street                Corporation; Chairman of the
Miami, FL 33122                 Board, Novoste Corporation; Director,

Age: 61                         Enable Medical

Patricia K. Woolf   Director     Private investor; Lecturer, Department   $12,600               $62,700               5

506 Quaker Road                 of Molecular Biology, Princeton
Princeton, NJ 08540                University
Age: 61



 + May be deemed an "interested person" within the meaning of the Investment Company Act of 1940 (the 1940 Act) due to membership on the board of directors of the parent company of a registered broker-dealer.
 ++ Directors who are "interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser.
     /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

  /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; amd Bond Portfolio for Endowments, Inc. and Endowments, Inc whose shares may be owned only by tax-exempt organizations.

  /3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: H. Frederick Christie ($7,602); William H. Kling ($23,648); and Leonade D. Jones ($6,678). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

  /4/ Robert B. Egelston, William R. Grimsley and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

OFFICERS
(with their principal occupations during the past five years)#

 ROBERT B. EGELSTON, Chairman of the Board (see above).

 WILLIAM R. GRIMSLEY, President (see above).
* GORDON CRAWFORD, Senior Vice President. Senior Vice President and Director, Capital Research Company

** STEVEN N. KEARSLEY, Vice President and Treasurer. Vice President and Treasurer, Capital Research and Management Company.

* VINCENT P. CORTI, Vice President. Vice President - Fund Business Management Group, Capital Research and Management Company.

 GREGORY W. WENDT, Vice President. Four Embarcadero Center, San Francisco, CA 94111. Vice President, Capital Research Company.

* CHAD L. NORTON, Secretary. Vice President - Fund Business Management Group, Capital Research and Management Company.

** MARY C. CREMIN, Assistant Treasurer. Vice President - Fund Business Management Group, Capital Research and Management Company.

**    ROBERT P. SIMMER, Assistant Treasurer.  5300 Robin Hood Road, Norfolk, VA
23513. Vice President - Fund Business Management Group, Capital Research and Management Company.
__________________________________
# Positions within the organizations listed may have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071
** Address is 135 South State College Boulevard, Brea, CA 92621

    All of the Directors and officers also are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management company serves as Investment Adviser. No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays each unaffiliated Director a fee of $8,000 per annum, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. The total compensation paid by the fund to unaffiliated Directors during the fiscal year ended September 30, 1995 was $96,000. As of November 1, 1995 the officers and Directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1996, unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 Under the Agreement, the Investment Adviser's fee is calculated at the annual rates of 0.80% on the first $1 billion of the fund's net assets, 0.70% on net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.625% on net assets in excess of $8 billion.

 The Investment Adviser, in addition to providing the services and paying the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, and provides necessary small office equipment and general purpose accounting forms, supplies, and postage used at the office of the fund.

 The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.

    During the fiscal years ended September 30, 1995, 1994 and 1993, the Investment Adviser received advisory fees of $26,933,000, $21,425,000 and $12,856,000, respectively.


PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act (see Fund Organization and Management -- Principal Underwriter in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1995 amounted to $3,278,000 after allowance of $17,171,000 to dealers. During the fiscal years ended September 30, 1994 and 1993, the Principal Underwriter retained $5,343,000 and $3,044,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund shall be committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan, the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue code including a 401(k) plan with 200 or more eligible employees). Only expenses incurred during the preceeding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended September 30, 1995, the fund paid or accrued $8,551,000 under the Plan as compensation to dealers.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

 The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

 Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

 It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

 The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid, and are therefore taxable, in the current calendar year even if the fund pays the dividend after December 31 but during January of the following year.

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

    Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the fund's investment income. While the fund expects to invest less than 50% of its assets outside the U.S. under current market conditions, if more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

    As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company (the Transfer Agent); this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

    1. Portfolio securities, including American Depositary Receipt's and European Depositary Receipt's, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last reported sale price prior to the time of valuation or, lacking any sales, at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in various non-U.S. markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of non-U.S. portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares, into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than

4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.


STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the folowing statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser must remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement

      In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payrol decuction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their accepatance of these terms with their first purchase.


DEALER COMMISSIONS -- The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as trustee or custodian.) Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

    Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended September 30, 1995, 1994 and 1993 amounted to $13,063,000, $10,987,000 and $8,787,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, Suite 1500, Los Angeles, CA 90017, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

   DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - SEPTEMBER 30, 1995


Net asset value and redemption price per share

  (Net assets divided by shares outstanding)      $26.11

Maximum offering price per share (100/94.25 of

  per share net asset value, which takes into

  account the fund's current maximum sales load)    $27.70



                               INVESTMENT RESULTS

    The fund's yield is 0.86% based on a 30-day (or one month) period ended September 30, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

    The fund's one-year total return, five-year average annual compound return and lifetime average annual compound return for the periods ended September 30, 1995 were 11.77%, 17.69% and 13.49%, respectively. The average annual compound return ("T") is computed by using the value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

    The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Weisenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (I.E. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.


EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods since 1964 (115 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


SMALL CAPITALIZATION STOCKS VERSUS LARGE CAPITALIZATION STOCKS -- According to Ibbottson Associates, an investment in small company stocks has grown an average of 15.6% a year from September 30, 1970 through September 30, 1995 compared with an average of 12.4% a year for an investment in large company stocks. Small company stocks are represented by the lowest 20% of market capitalization of New York Stock Exchange, American Stock Exchange and Over-the-Counter stocks, while large company stocks are represented by the Standard & Poor's 500 Stock Composite Index.

 The investment results set forth below were calculated as described in the fund's Prospectus.
                     SMALLCAP VS. VARIOUS UNMANAGED INDICES


                                                                     Capital Appreciation

                                                     Russell/3/                 NASDAQ/4/

Period       SMALLCAP       S&P 500/1/   MSCIW/2/       2000     SMALLCAP          OTC



4/30/90*

to 9/30/95    + 98.6%       + 108.2%    + 68.4%      + 116.1%   + 89.4%       + 148.4%



*Commencement of operations

/1/ The Standard and Poor's 500 Stock Composite Index, which consists of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Morgan Stanley Capital International World Index, which is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/3/ The Russell 2000 Index, which contains 2000 smaller capitalized companies in the Russell 3000 Index (these smaller companies have market capitalizations of approximately $20 million to $300 million).

/4/ The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks, is market value weighed and reflects only capital appreciation.

                 IF YOU ARE CONSIDERING THE FUND FOR RETIREMENT...


Here's how much you would have if you invested $2,000 a year in the fund:

1 Year                     3 Years                    Lifetime

(10/1/94 - 9/30/95)         (10/1/93 - 9/30/95)         (4/30/90 - 9/30/95)

$2,235                     $7,878                     $17,910



Illustration of a $10,000 investment in the fund with dividends reinvested and capital gain distributions taken in shares

   (For the lifetime of the fund, April 30, 1990 through September 30,
1995)


                             COST OF SHARES                                                                                VALUE OF
SHARES

Fiscal        Annual        Total          Investment   From              From         Dividends         Total
Year End      Dividends     Dividends      Cost        Initial           Capital      Reinvested        Value
9/30                        (cumulative)               Investment        Gains
                                                                         Reinvested

1990#         $   --        $    --         $ 10,000      $   8,288         $    --         $    --           $  8,288

1991          251           251            10,251      11,000            --           307               11,307

1992            71          322            10,322      11,256            --           384               11,640

1993            52          374            10,374      14,200              670        548               15,418

1994            41          415            10,415      14,756            1,376        612               16,744

1995          116           531            10,531      16,319            2,719        818               19,856




   The dollar amount of capital gain distributions during the period was
$2,151

# from April 30, 1990, the date the fund commenced operations

APPENDIX
                          DESCRIPTION OF BOND RATINGS
                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."
"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

SMALLCAP World Fund
INVESTMENT PORTFOLIO  September 30, 1995

INDUSTRY DIVERSIFICATION

Broadcasting & Publishing                                         8.69%

Leisure & Tourism                                                 5.74%

Business & Public Services                                        4.88%

Data Processing & Reproduction                                    4.43%

Banking                                                           4.14%

Other Industries                                                  51.80%

Cash & Equivalents                                                20.32%



                                                                  PERCENT

                                                                  OF

                                                                  NET

                                                                  ASSETS

LARGEST INDIVIDUAL HOLDINGS

Wisconsin Central Transportation                                  1.13%

Village Roadshow                                                  .93

Hoganas Eldfast                                                   .90

Acclaim Entertainment                                             .86

Mentor Graphics                                                   .79

Gaylord Entertainment                                             .79

Westwood One                                                      .73

Cablevision Systems                                               .72

Consolidated Stores                                               .71

CIDCO                                                             .70



                                                                                                  Percent

                                                                  Shares or        Market         of

EQUITY-TYPE SECURITIES                                            Principal        Value          Net

(common and preferred stocks and convertible                      Amount           (000)          Assets

debentures)



BROADCASTING & PUBLISHING - 8.69%

Gaylord Entertainment Co., Class A (USA)                          1,344,000        $36,456        .79%

Westwood One, Inc. (USA)/1/ /2/                                   1,875,000        33,750         .73

Cablevision Systems Corp., Class A (USA)/1/                       560,000          33,390         .72

International Family Entertainment, Inc., Class B                 1,415,000        26,885         .58

(USA)/1/

Scandinavian Broadcasting System SA (Denmark -                    655,000          18,504         .40

Incorporated in Luxembourg) /1/

CanWest Global Communications Corp. (Canada) /2/                  918,300          16,938         .37

FLEXTECH PLC (United Kingdom)/1/                                  2,329,600        16,570         .36

Renaissance Communications Corp. (USA)/1/                         461,300          16,145         .35

TCA Cable TV, Inc. (USA)                                          540,000          15,525         .33

WIC Western International Communications Ltd.,                    1,025,000        15,469         .33

Class B (Canada)

United International Holdings, Inc., Class A (USA)/1/             810,000          14,985         .32

United Television, Inc. (USA)                                     150,000          13,387         .29

BET Holdings, Inc., Class A (USA)/1/ /2/                          662,100          13,242         .29

Comcast UK Cable Partners Ltd., Class A (United                   700,000          10,938         .24

 Kingdom)/1/

Westcott Communications, Inc. (USA) /1/                           700,000          10,587         .23

Young Broadcasting Inc., Class A (USA)/1/ /2/                     310,000          9,688          .21

Central European Media Enterprises Ltd., Class A

(USA - Incorporated in Bermuda) /1/ /2/                           349,500          8,825          .19

Jones Intercable, Inc., Class A (USA)/1/                          610,000          8,311          .18

Data Broadcasting Corp. (USA) /1/                                 1,000,000        7,688          .17

Chrysalis Group PLC (United Kingdom)/1/ /2/                       1,600,000        7,637          .16

Century Communications Corp., Class A (USA)/1/                    724,064          7,331          .16

Scottish Television PLC (United Kingdom)                          900,000          7,184          .15

Metropole Television (France)                                     68,900           6,059          .13

ValueVision International, Inc., Class A (USA) /1/                1,000,000        5,875          .13

DMX Inc. (formerly International Cablecasting                     2,180,000        5,723          .12

Technologies, Inc.) (USA) /1/

American Publishing Co., Class A (USA)                            400,000          5,000          .11

Adelphia Communications Corp., Class A (USA)/1/                   525,000          4,725          .10

Infinity Broadcasting Corp., Class A (USA)/1/                     138,562          4,538          .10

AUSTEREO (Australia)                                              3,339,984        4,164          .09

Western Publishing Group, Inc. (USA) /1/                          300,000          3,825          .08

NRJ SA (France)                                                   39,284           3,120          .07

SelecTV PLC (United Kingdom)/1/                                   7,150,000        2,486          .05

Grammy Entertainment (Thailand)                                   240,000          2,182          .05

Multimedia, Inc. (USA)/1/                                         37,700           1,640          .04

AUDIOFINA (Luxembourg)                                            2,085            1,252          .03

Pacific Media PLC (United Kingdom)/1/                             52,249,124       1,032          .02

M-Net (South Africa)                                              1,330,000        929            .02



LEISURE & TOURISM - 5.74%

Village Roadshow Ltd. (Australia)                                 8,147,437        28,623

Village Roadshow Ltd., preferred shares                           5,185,001        14,494         .93

Spelling Entertainment Group Inc. (USA)/1/                        2,118,500        28,070         .61

Rio Hotel & Casino, Inc. (USA)/1/ /2/                             1,382,700        17,975         .39

Showboat, Inc. (USA) /2/                                          785,000          16,976         .37

AAPC Ltd. (Australia) /2/                                         28,028,854       16,941         .37

Aztar Corp. (USA) /1/                                             1,740,000        14,573         .31

Savoy Pictures Entertainment, Inc. (USA)/1/ /2/                   1,870,000        12,389         .27

Sydney Harbour Casino Holdings Ltd., convertible                  9,073,100        12,201         .26

preferred (Australia) /1/ /3/

Four Seasons Hotels Inc. (Canada)                                 823,649          10,435         .22

ACTIVISION, Inc. (USA)/1/ /3/                                     720,000          11,430         .25

Bally Entertainment Corp. (USA) /1/                               850,000          9,244          .20

London Clubs International PLC (United Kingdom)                   1,415,000        9,013          .19

J D Wetherspoon PLC (United Kingdom)                              800,000          7,802          .17

Station Casinos, Inc. (USA) /1/                                   475,000          7,303          .16

Trump Hotels & Casino Resorts, Inc. (USA) /1/                     410,000          6,970          .15

UGC Droit Audiovisuels, SA (France)                               146,869          6,473          .14

ALLIANCE COMM, Class A (Canada)/1/ /2/                            316,000          3,297

ALLIANCE COMM, Class B (Canada)/1/                                316,000          3,032          .14

CINAR Films Inc., Class B (Canada) /1/                            375,000          4,641          .10

Quantum Restaurant Group, Inc. (USA)/1/                           315,000          4,213          .09

Mandarin Oriental International Ltd. (Hong Kong -                 3,916,319        4,073          .09

Incorporated in Bermuda)

Gaumont SA (France)                                               69,159           4,003          .09

Ameristar Casinos, Inc. (USA)/1/                                  440,000          2,860          .06

Filmes Lusomundo, SA, preferred shares (Portugal)                 292,500          2,759          .06

Samuel Goldwyn Co. (USA)/1/ /2/                                   428,400          2,570          .05

MovieFone, Inc., Class A (USA)/1/ /2/                             360,000          1,755          .04

Au Bon Pain Co., Inc. (USA)/1/                                    200,000          1,550          .03



BUSINESS & PUBLIC SERVICES - 4.88%

Banta Corp. (USA)                                                 679,900          28,896         .62

Flughafen Wien AG (Austria)                                       350,600          22,163         .48

Bell & Howell Holdings Co. (USA) /1/                              855,000          21,802         .47

Oxford Health Plans, Inc. (USA)/1/                                200,000          14,550         .31

Vivra Inc. (USA)/1/                                               400,000          12,700         .27

DOVatron International, Inc. (USA) /1/ /2/                        350,000          12,119         .26

America Online, Inc.(USA)/1/                                      175,000          12,031         .26

Katz Media Group, Inc. (USA) /1/                                  575,500          11,726         .25

Quebecor Printing Inc. (Canada)                                   705,000          11,296         .24

Blenheim Group PLC (United Kingdom)                               2,261,460        8,364

Blenheim Group PLC, 6.40% convertible preferred                   409,090          427            .19

Western Waste Industries (USA)/1/                                 417,000          8,340          .18

Filofax Group PLC (United Kingdom)                                1,459,000        5,881          .13

Thomas Group, Inc. (USA)/1/ /2/                                   388,500          5,633          .12

US Order, Inc. (USA) /1/                                          300,000          5,550          .12

Continental Waste Industries, Inc. (USA)/1/                       300,000          5,175          .11

International Container Terminal Services, Inc.,

 5.00% convertible debentures 2001 (Philippines)                  $5,500,000       4,647          .10

Goldsborough Healthcare PLC (United Kingdom)                      2,194,000        4,424          .10

United Waste Systems, Inc. (USA)/1/                               100,000          4,175          .09

APCOA PARKING (Germany)                                           61,000           3,993          .09

Air & Water Technologies Corp., Class A (USA)/1/                  658,500          3,539          .08

MDC Corp., Class A (Canada)/1/                                    2,600,000        3,488          .08

M.A.I.D. PLC (United Kingdom)/1/                                  841,600          3,259          .07

CBT Group PLC (American Depositary Receipts)                      60,000           2,865          .06

(Ireland) /1/

Kanamoto Co. Ltd. (Japan)                                         156,000          2,294          .05

Energy BioSystems Corp. (USA)/1/                                  240,000          2,220          .05

UNC Inc. (USA)/1/                                                 350,000          2,187          .05

GNI Group, Inc. (USA)/1/                                          290,000          2,103          .05



DATA PROCESSING & REPRODUCTION - 4.43%

Acclaim Entertainment, Inc. (USA)/1/                              1,550,000        39,912         .86

Mentor Graphics Corp. (USA)/1/                                    1,750,000        36,531         .79

Corel Corp. (Canada)/1/                                           1,522,500        24,931         .54

Diamond Multimedia Systems, Inc. (USA) /1/                        700,000          22,575         .49

Structural Dynamics Research Corp. (USA)/1/                       530,000          9,838          .21

Transaction Systems Architects, Inc., Class A (USA) /1/           350,000          9,362          .20

Scribona AB, Class B (Sweden)                                     982,000          8,640          .19

Aspen Technology, Inc. (USA)/1/                                   270,000          8,100          .17

CONVEX Computer Corp. (USA)/1/ /2/                                1,515,000        6,818          .15

Avid Technology, Inc. (USA)/1/                                    150,000          6,450          .14

Radius Inc. (USA)/1/ /2/                                          900,000          6,413          .14

Symantec Corp. (USA)/1/                                           200,000          6,000          .13

Electronic Arts (USA)/1/                                          125,000          4,594          .10

Walker Interactive Systems, Inc. (USA)/1/                         511,800          4,446          .10

Crystal Dynamics, Inc., convertible preferred,                    533,334          4,000          .09

Series D (USA) /1/ /2/ /3/

Innovus Corp. (USA) /1/ /2/ /3/                                   300,625          2,593          .05

Hummingbird Communications Ltd. (Canada)/1/                       57,500           2,142          .05

Information International, Inc. (USA)/1/ /2/                      150,000          1,425          .03



BANKING - 4.14%

Washington Mutual Savings Bank (USA)                              918,750          24,347         .53

First Financial Corp. (USA)                                       900,000          19,125         .41

Mercantile Bancorporation Inc. (USA)                              375,000          16,781         .36

West One Bancorp (USA)                                            350,000          14,044         .30

Dah Sing Financial Holdings Ltd. (Hong Kong)                      6,200,000        13,955         .30

City National Corp. (USA)                                         1,025,000        13,581         .29

Provident Bancorp, Inc. (USA)                                     305,000          12,657         .27

Central Fidelity Banks, Inc. (USA)                                367,500          11,944         .26

Hibernia Corp., Class A (USA)                                     1,100,000        11,137         .24

Keystone Financial, Inc. (USA)                                    300,000          9,600          .21

Safra Republic Holdings SA (Luxembourg)                           112,000          9,520          .21

FirstMerit Corp. (formerly First Bancorporation of                340,000          8,500          .18

Ohio) (USA)

Washington Federal Savings and Loan Assn. (USA)                   353,925          8,406          .18

Standard Federal Bank (USA)                                       150,000          5,850          .13

Collective Bancorp, Inc. (USA)                                    221,800          5,739          .13

TriCo Bancshares (USA)                                            149,880          3,073          .07

Yapi ve Kredi Bankasi AS (Turkey)                                 58,000,000       3,063          .07



HEALTH & PERSONAL CARE - 3.95%

Genetics Institute, Inc. (USA)/1/                                 333,000          12,654         .27

Cephalon, Inc. (USA)/1/                                           455,000          12,512         .27

AutoImmune Inc. (USA)/1/ /3/                                      794,000          12,406         .27

Athena Neurosciences, Inc. (USA)/1/                               992,500          11,848         .26

Sequus Pharmaceuticals, Inc. (formerly Liposome                   585,000          6,801

Technology, Inc.) (USA) /1/

Sequus Pharmaceuticals, Inc., warrants, expire 1998 /1/           48,000           1,848

Sequus Pharmaceuticals, Inc., convertible preferred /1/ /3/       80,832           323            .19

Vical Inc. (USA) /1/                                              700,000          8,225          .18

Ranbaxy Laboratories Ltd. (Global Depositary                      250,000          7,062          .15

Receipts)(India)

Omnicare, Inc. (USA)                                              180,000          7,020          .15

Genelabs Technologies, Inc., units (each unit

consists of one ordinary share and one warrant

to purchase one ordinary share) (USA) /1/ /2/ /3/                 1,390,000        6,776          .15

NeoPath, Inc. (USA) /1/                                           253,000          6,704          .14

Paragon Trade Brands, Inc. (USA)/1/                               420,000          6,510          .14

PerSeptive Biosystems, Inc. (USA)/1/                              600,000          6,450          .14

Hologic, Inc. (USA) /1/ /2/                                       265,000          6,095          .13

Ethical Holdings PLC (American Depositary Receipts)               675,000          6,075          .13

(United Kingdom) /1/ /2/

Neurogen Corp. (USA) /1/                                          250,000          5,563          .12

SciClone Pharmaceuticals, Inc. (USA)/1/                           600,000          5,100          .11

Anesta Corp. (USA)/1/ /2/                                         460,000          5,002          .11

Benson Eyecare Corp. (USA) /1/                                    500,000          4,938          .11

Alpha-Beta Technology, Inc. (USA)/1/                              545,000          4,428          .09

VIVUS, Inc. (USA) /1/                                             200,000          4,125          .09

InStent Inc. (USA) /1/                                            250,000          4,063          .09

Thermedics Inc. (USA) /1/                                         200,000          3,975          .08

Isis Pharmaceuticals, Inc. (USA)/1/                               325,000          3,778          .08

HemaSure (USA) /1/                                                240,000          3,720          .08

Biomatrix, Inc. (USA)/1/                                          410,000          3,588          .08

Maybelline, Inc. (USA)                                            150,000          3,563          .08

Body Shop International PLC (United Kingdom)                      1,360,000        3,063          .07

Ventritex, Inc. (USA) /1/                                         100,000          2,150          .05

Cyberonics, Inc. (USA)/1/                                         370,800          1,854          .04

InSite Vision Inc. (USA)/1/                                       350,000          1,641          .04

Vision-Sciences, Inc. (USA)/1/                                    484,500          1,635          .04

Gensia Pharmaceuticals, Inc. (USA)/1/                             180,000          990            .02



TELECOMMUNICATIONS - 3.42%

International CableTel Inc. (USA)/1/                              1,009,466        28,265         .61

Vanguard Cellular Systems, Inc. (USA)/1/                          937,500          24,023         .52

Pilipino Telephone Corp. (Philippines)/1/ /3/                     25,225,000       23,976         .52

Octel Communications Corp. (USA)/1/                               650,000          22,669         .49

Telephone and Data Systems, Inc. (USA)                            270,000          11,340         .25

Associated Communications Corp., Class A (USA)/1/                 319,075          6,621

Associated Communications Corp., Class B /1/                      319,075          6,621          .29

Centennial Cellular Corp. (USA)/1/                                490,000          9,555          .21

Brooks Fiber Properties, Inc., convertible                        49,000           8,085          .17

preferred (USA) /1/ /2/ /3/

Atlantic Tele-Network, Inc. (USA)/1/                              610,000          7,472          .16

MULTICHOICE (South Africa)                                        1,330,000        4,007          .09

MIDCOM Communications Inc. (USA) /1/                              250,000          3,813          .08

M-CELL (South Africa)                                             2,500,400        1,575          .03



MERCHANDISING - 3.21%

Consolidated Stores Corp. (USA)/1/                                1,430,000        33,069         .71

Sports Authority, Inc. (USA) /1/                                  699,000          19,310         .42

Fabri-Centers of America, Inc., Class A (USA)/1/                  525,000          8,072

Fabri-Centers of America, Inc., Class B /1/                       525,000          6,431          .31

Williams-Sonoma, Inc. (USA)/1/                                    548,750          11,387         .25

Duty Free International, Inc. (USA)                               856,500          10,920         .24

AnnTaylor, Inc. (USA) /1/                                         600,000          10,575         .23

Arbor Drugs, Inc. (USA)                                           500,000          9,375          .20

Viking Office Products, Inc. (USA)/1/                             200,000          8,350          .18

Hanover Direct, Inc. (USA)/1/                                     3,944,000        7,641          .16

Lands' End, Inc. (USA)/1/                                         360,000          5,670          .12

HOMAC CORP (Japan)                                                284,000          5,577          .12

Daiki, 1.50% convertible debentures 2004 (Japan)                  Y450,000,000     4,378          .09

Colruyt NV (Belgium)                                              12,000           3,022          .07

Tandy Brands Accessories, Inc. (USA)/1/                           221,625          1,787          .04

Crown Books Corp. (USA)/1/                                        160,000          1,680          .04

Groupe Andre (France)                                             18,494           1,521          .03



TRANSPORTATION: RAIL & ROAD - 2.97%

Wisconsin Central Transportation Corp. (USA)/1/                   783,100          52,272         1.13

TNT Freightways Corp. (USA) /2/                                   1,350,000        25,481         .55

Werner Enterprises, Inc. (USA)                                    850,000          17,637         .38

Swift Transportation Co., Inc. (USA)/1/                           950,000          16,388         .36

M.S. Carriers, Inc. (USA)/1/ /2/                                  837,000          13,392         .29

TNT Ltd. (Australia)/1/                                           4,076,379        6,252

TNT Ltd., 8.00% convertible preferred                             1,316,100        2,118          .18

Nippon Konpo Unyu Soko (Japan)                                    460,000          3,701          .08





ELECTRONIC COMPONENTS - 2.73%

Flextronics International Ltd. (Singapore)/1/ /2/                 746,500          19,222         .41

SCI Systems, Inc. (USA)/1/                                        525,236          18,121         .39

ANTEC Corp. (USA)/1/ /2/                                          1,305,000        17,454         .38

VLSI Technology, Inc. (USA)/1/                                    500,000          17,125         .37

Quantum Corp. (USA)/1/                                            618,100          13,521         .29

Actel Corp. (USA)/1/                                              650,000          11,456         .25

Park Electrochemical Corp. (USA)                                  240,000          7,770          .17

Linear Technology Corp. (USA)                                     120,000          4,980          .11

Micro Linear Corp. (USA)/1/                                       300,000          4,688          .10

Raychem Corp. (USA)                                               88,000           3,960          .09

Rogers Corp. (USA)/1/                                             140,000          3,360          .07

Western Digital Corp. (USA)/1/                                    200,000          3,175          .07

First Pacific Networks, Inc. (USA)/1/                             850,000          1,541          .03



MACHINERY & ENGINEERING - 2.49%

Svedala Industri AB (Sweden)                                      500,000          15,073         .33

Thermo Fibertek Inc. (USA)/1/                                     825,000          13,509         .29

Greenfield Industries, Inc. (USA)                                 414,100          12,734         .28

Valmont Industries, Inc. (USA)                                    470,000          11,398         .25

Kalmar Industries AB (American Depositary Receipts)               638,000          11,006         .24

(Sweden) /3/

Allied Products Corp. (USA)                                       371,900          7,949          .17

AGCO Corp. (USA)                                                  150,000          6,825          .15

Thermo Power Corp. (USA)/1/                                       410,000          6,509          .14

Crompton & Knowles Corp. (USA)                                    400,000          5,950          .13

Cincinnati Milacron Inc. (USA)                                    138,900          4,375          .09

Jungheinrich AG (Germany)                                         20,500           4,176          .09

Miura Co., Ltd. (Japan)                                           250,000          3,928          .08

UMW Holdings Bhd. (Malaysia)                                      1,337,000        3,617          .08

Varity Corp. (USA)/1/                                             71,914           3,200          .07

Siu-Fung Ceramics Holdings Ltd. (Hong Kong -                      10,655,737       2,398          .05

 Incorporated in Bermuda)

Memtec Ltd. (American Depositary Receipts)(Australia)             114,236          1,999          .04

EMCON (USA)/1/                                                    117,700          574            .01



ENERGY SOURCES - 2.40%

Transocean Drilling AS (Norway)                                   1,508,500        24,145         .52

California Energy Co., Inc. (USA)/1/                              750,000          15,375         .33

ELAN Energy Inc. (Canada)/1/                                      1,635,000        14,013         .30

Ashland Coal, Inc. (USA)/3/                                       429,000          12,924         .28

ABACAN RES CORP C$ (Canada)/1/ /2/                                4,524,000        11,463         .25

Cabre Exploration Ltd. (Canada)/1/ /2/                            933,400          9,043          .19

Ampolex Ltd., 8.00% convertible preferred (Australia)             908,000          3,300

Ampolex Ltd.                                                      1,000,000        2,161          .12

Paramount Resources Ltd. (Canada)                                 488,300          5,459          .12

Blue Range Resource Corp. (Canada)/1/                             500,000          3,633          .08

NOVUS PETROLEUM (Australia)                                       2,700,000        3,468          .08

Czar Resources Ltd. (Canada)/1/                                   2,858,000        2,939          .06

Zhenhai Refining & Chemical Co. Ltd., Class H                     10,798,500       2,570          .06

(People's Republic of China)

Elf Gabon SA (Gabon)                                              3,325            472            .01



MISCELLANEOUS MATERIAL & COMMODITIES -2.31%

Hoganas Eldfast AB, Class B (Sweden) /2/                          1,405,000        41,748         .90

SGL Carbon AG (Germany)                                           250,000          16,188         .35

Intertape Polymer Group Inc. (Canada)                             400,000          11,700         .25

Sealed Air Corp. (USA)/1/                                         200,000          11,025         .24

Forsheda AB, Class B (Sweden) /2/                                 450,000          10,580         .23

Ashton Mining Ltd. (Australia)                                    6,100,000        8,203          .18

Carbide/Graphite Group, Inc. (USA)/1/ /2/                         511,800          7,229          .16



CHEMICALS - 2.03%

Kalon Group PLC (United Kingdom)                                  7,030,000        16,334         .35

Holliday Chemical Holdings PLC (United Kingdom)                   4,912,500        14,986         .32

Valspar Corp. (USA)                                               343,900          13,154         .28

McWhorter, Inc. (USA)/1/ /2/                                      706,000          10,855         .24

Airgas, Inc. (USA)/1/                                             359,000          9,558          .21

Ferro Corp. (USA)                                                 350,000          8,706          .19

Tessenderlo Chemie SA (Belgium)                                   19,954           7,259          .16

RPM, Inc. (USA)                                                   330,000          6,559          .14

Armor All Products Corp. (USA)                                    222,100          3,803          .08

Yip's Hang Cheung (Holdings) Ltd. (Hong Kong)                     13,100,000       2,813          .06



MULTI-INDUSTRY - 1.96%

First Pacific Co. Ltd.(Hong Kong)                                 26,783,048       28,583         .62

Industriforvaltnings AB Kinnevik, Class B (Sweden)                360,000          10,983

Industriforvaltnings AB Kinnevik, Class A                         203,440          6,162          .37

D'Ieteren Holdings BV (Belgium)                                   203,883          16,886         .37

Amalgamated Holdings Ltd. (Australia)                             789,320          10,078

Amalgamated Holdings Ltd., 5.00% convertible preferred            265,000          4,004          .30

Corporacion Financiera Alba, SA (Spain)                           178,449          9,470          .20

ABOITIZ EQUITY VENTR (Philippines)                                25,083,800       4,720          .10



INDUSTRIAL COMPONENTS - 1.96%

Cardo AB (Sweden)                                                 1,114,150        18,722         .41

Kolbenschmidt AG (Germany)/1/                                     114,000          16,599         .36

Autoliv AB (American Depositary Receipts)(Sweden)/3/              203,300          12,390         .27

Lear Seating Corp. (USA)/1/                                       352,300          10,349         .22

Bearings, Inc. (USA)                                              273,300          9,258          .20

Standard Products Co. (USA)                                       507,600          8,883          .19

Innovative International (Holdings) Ltd. (Hong Kong)              18,156,000       4,873          .11

Federal-Mogul Corp. (USA)                                         250,000          4,781          .10

Watts Industries, Inc., Class A (USA)                             100,000          2,488          .05

Timken Co. (USA)                                                  50,000           2,131          .05

Gold Peak Industries (Holdings) Ltd., warrants,                   1,140,000        13             .00

expire 1995 (Hong Kong) /1/



METALS:  NONFERROUS - 1.85%

ERAMET (France)/3/                                                284,119          21,582         .47

Capral Aluminium Ltd. (formerly Alcan Australia                   8,680,000        20,395         .44

Ltd.) (Australia)

QNI Ltd. (Australia)                                              8,211,900        17,061         .37

Asturiana de Zinc, SA (Spain)/1/                                  1,440,000        14,818         .32

Magma Copper Co., convertible preferred,                          90,000           6,232

Series E (USA)

Magma Copper Co., convertible preferred, Series D                 70,000           4,638          .23

Alumax Inc. (USA)/1/                                              25,300           854            .02



ENERGY EQUIPMENT - 1.79%

Camco International, Inc. (USA)                                   1,011,100        24,772         .54

Landmark Graphics Corp. (USA) /1/                                 800,000          22,550         .49

Babcock International Group PLC (United Kingdom)                  6,222,285        16,916         .36

Reading & Bates Corp. (USA)/1/                                    700,000          8,400          .18

COFLEXIP SA (American Depositary Receipts)(France)                437,800          6,731          .14

Enterra Corp. (USA)/1/                                            160,000          3,520          .08



INSURANCE - 1.77%

Fairfax Financial Holdings Ltd. (Canada)/1/ /3/                   272,700          16,462         .36

Transatlantic Holdings, Inc. (USA)                                225,000          15,131         .33

Liberty Corp. (USA)                                               350,000          11,375         .25

Harleysville Group Inc. (USA)                                     375,000          11,156         .24

Irish Life PLC (Ireland)                                          2,097,968        7,478          .16

Selective Insurance Group, Inc. (USA)                             195,000          7,118          .15

NYMAGIC, Inc. (USA)                                               254,000          4,318          .09

Nelson Hurst PLC (United Kingdom)                                 1,435,000        3,697          .08

NAC Re Corp. (USA)                                                87,200           3,161          .07

ACMAT Corp., Class A (USA)/1/                                     150,000          1,800          .04



ELECTRONIC INSTRUMENTS - 1.50%

CIDCO Inc. (USA)/1/ /2/                                           913,000          32,183         .70

Plantronics, Inc. (USA)/1/                                        350,000          12,731         .28

LoJack Corp. (USA)/1/                                             575,000          9,488          .20

Fluke Corp. (USA)                                                 160,000          6,080          .13

C-COR Electronics, Inc. (USA)/1/                                  200,000          4,700          .10

Lumonics Inc. (Canada)/1/                                         372,000          4,020          .09



TRANSPORTATION: SHIPPING - 1.47%

ICB Shipping AB, Class B (Sweden)                                 1,150,000        10,782         .23

Bona Shipholding (Norway)                                         880,200          8,972          .19

Wah Kwong Shipping Holdings Ltd. (Hong Kong)                      5,258,500        8,843          .19

Nordstrom & Thulin AB, Class B (Sweden)                           3,118,300        8,546          .19

Irish Continental Group PLC (Ireland)                             1,025,000        8,277          .18

SMEDVIG AS (American Depositary Receipts)(Norway)/1/ /2/          463,000          5,556

SMEDVIG AS /1/                                                    200,000          1,306          .15

IMC Holdings Ltd. (Hong Kong)                                     8,198,000        5,302          .11

WILLIAMS LINES (Philippines)                                      14,100,000       4,494          .10

Benor Tankers Ltd. (Norway)/1/                                    763,800          4,128          .09

Silja Oy AB, Class A (formerly EffJohn Oy AB) (Finland)/1/        362,000          1,865          .04



RECREATION & OTHER CONSUMER PRODUCTS - 1.42%

WMS Industries Inc. (USA)/1/                                      750,000          15,844         .34

Coleman Co., Inc. (USA)/1/                                        304,100          11,404         .25

Scotts Co., Class A (USA)/1/                                      500,000          11,062         .24

Fossil, Inc. (USA)/1/                                             550,000          7,219          .16

Pacific Concord Holding Ltd., 4.75% convertible                   $5,000,000       4,069

debentures 1998 (Hong Kong)

Pacific Concord Holding Ltd.                                      19,862,000       3,057          .15

Bulgari SpA (American Depositary Receipts)(Italy)/1/ /3/          850,000          6,443          .14

World Houseware (Holdings) Ltd. (Hong Kong)                       17,295,809       3,311          .07

Rawlings Sporting Goods Co., Inc. (USA)/1/                        380,000          3,183          .07





BEVERAGES - 1.24%

Taunton Cider PLC (United Kingdom)                                5,482,400        19,584         .42

Brau-Union Goss-Reininghaus-Osterreichische Brau AG               271,800          15,234         .33

(Austria)

Osterreichische Brau-Beteiligungs AG (Austria)                    176,770          9,098          .20

Canandaigua Wine Co., Inc., Class A (USA)/1/                      141,000          6,856          .15

San Miguel Brewery Hong Kong Ltd. (Hong Kong)                     11,200,000       6,701          .14



BUILDING MATERIALS & COMPONENTS - 0.93%

Puerto Rican Cement Co., Inc. (USA) /2/                           371,000          12,846         .28

Tolmex, SA de CV, Class B2 (Mexico)                               1,500,000        7,576          .16

Lafarge Corp. (USA)                                               396,600          7,288          .16

Futuris Corp. Ltd. (Australia)                                    6,790,200        6,515          .14

Giant Cement Holding, Inc. (USA)/1/                               458,000          5,553          .12

Falcon Building Products, Inc. (USA)/1/ /2/                       390,000          3,413          .07



UTILITIES: ELECTRIC & GAS - 0.81%

Hub Power Co. (Global Depositary Receipts)(Pakistan)/1/           831,409          14,550         .32

Australian Gas Light Co. (Australia)                              3,190,769        11,089         .24

Capex SA, Class A (Global Depositary Receipts)                    384,200          5,187          .11

(Argentina)

Espoon Sahko Oy (Finland)                                         258,000          3,322          .07

South Wales Electricity PLC (United Kingdom)                      220,000          3,189          .07



WHOLESALE & INTERNATIONAL TRADE - 0.71%

Finning Ltd. (Canada)                                             803,500          12,725         .28

Tech Data Corp. (USA)/1/                                          900,000          12,713         .27

Kamei Corp. (Japan)                                               483,000          5,496          .12

Tokyo Sangyo (Japan)                                              192,500          1,822          .04



METALS: STEEL - 0.70%

Avesta Sheffield AB (Sweden)                                      1,218,542        13,270         .29

ARBED SA (Luxembourg)/1/                                          35,500           4,718

ARBED SA, 2.50% convertible Eurobonds 2003                        BFR6,000,000     3,680          .18

Tubos de Acero de Mexico, SA  (American Depositary                1,245,000        7,470          .16

Receipts)(Mexico)/1/

Nippon Denro Ispat Ltd., 3.00% convertible                        $4,700,000       2,949          .07

debentures 2001 (India)

Tung Ho Steel Enterprise Corp. (Global Depositary                 5,955            63             .00

Receipts)(Taiwan)/1/



CONSTRUCTION & HOUSING - 0.63%

plettac AG (Germany)                                              49,332           13,088         .28

Ryland Group, Inc. (USA)                                          660,000          10,230         .22

Corporacion Geo, SA, Class B (Mexico) /3/                         1,751,568        5,770          .13



ELECTRICAL & ELECTRONICS - 0.53%

Spectra-Physics AB, Class A (Sweden)                              425,720          7,461          .16

Steinbrecher Corp., convertible preferred, Series D               910,000          7,280          .16

 (USA)/1/ /3/

MagneTek, Inc. (USA)/1/                                           400,000          4,950          .11

Johnson Electric Holdings Ltd. (Hong Kong -                       2,420,000        4,821          .10

Incorporated in Bermuda)



AEROSPACE & MILITARY TECHNOLOGY - 0.49%

CAE Industries Ltd. (Canada)                                      1,750,000        12,064         .26

Thiokol Corp. (USA)                                               300,000          10,725         .23



Food & Household Products - 0.46%

Hazelwood Foods PLC (United Kingdom)                              7,500,000        14,462         .31

J.M. Smucker Co., Class B (USA)                                   300,000          5,625          .12

Nestle (Malaysia) Sdn. Bhd. (Malaysia)                            200,000          1,416          .03



TEXTILES & APPAREL - 0.33%

Phillips-Van Heusen Corp. (USA)                                   450,000          5,175          .11

Marzotto Ord (Italy)                                              675,000          4,457          .10

Z Groupe Zannier (France)                                         247,000          2,910          .06

Delta Woodside Industries, Inc. (USA)                             350,000          2,669          .06



APPLIANCES & HOUSEHOLD DURABLES - 0.32%

O'Sullivan Industries Holdings, Inc. (USA)/1/                     840,000          6,510          .14

Moulinex SA (France)/1/                                           255,000          5,226          .11

SEB SA (France)                                                   25,862           3,152          .07



FOREST PRODUCTS & PAPER - 0.21%

Caraustar Industries, Inc. (USA)                                  495,000          9,900          .21



TRANSPORTATION: AIRLINES - 0.16%

PR Holdings, Inc., subscription rights  (Philippines)/1/ /3/      1,730,000        7,347          .16



REAL ESTATE - 0.10%

Cadiz Land Co., Inc. (USA)/1/ /2/                                 935,000          4,792          .10



MISCELLANEOUS - 4.95%

Other equity-type securities in initial period of                                  229,032        4.95

acquisition



                                                                                   --------       -----

TOTAL EQUITY -TYPE SECURITIES (cost:  $2,981,798,000)                              3,685,732      79.68

                                                                                   --------       -----



                                                                  Principal

                                                                  Amount

SHORT-TERM SECURITIES                                             (000)



CORPORATE SHORT-TERM NOTES - 16.21%

General Electric Capital Corp. 5.70%-5.71% due                    72,300           71,867         1.55

 11/2-11/9/95

Halifax Building Society 5.56%-5.70% due                          55,400           54,863         1.19

10/25-12/20/95

GLAXO WELLCOME 5.67%-5.70% due 10/17-12/12/95                     49,700           49,408         1.07

Bayerische Landesbank Girozentrale 5.67%-5.72%                    47,400           47,307         1.02

due 10/5-11/1/95

Chevron Oil Finance Co. 5.69%-5.74% due 10/12-11/7/95             44,900           44,711         .97

Commonwealth Bank of Australia 5.62%-5.65%                        45,000           44,705         .97

due 10/11-11/21/95

Ford Credit Europe PLC 5.67%-5.69% due 10/2-10/16/95              41,000           40,946         .88

Ford Motor Credit Co. 5.70%-6.10% due 10/4-10/19/95               35,300           35,241         .76

National Australia Funding (Delaware) Inc.                        31,500           31,276         .68

5.66%-5.725% due 10/18-11/29/95

ABN-AMRO North America Finance Inc. 5.63%-5.72%                   31,300           31,248         .68

 due 10/4-10/11/95

Toyota Motor Credit Corp. 5.67%-5.75% due                         30,000           29,919         .65

10/6-11/8/95

PepsiCo, Inc. 5.68%-5.69% due 11/2-11/6/95                        28,500           28,347         .61

Canadian Wheat Board 5.69%-5.72% due 10/10-11/2/95                27,000           26,884         .58

Shell Oil Co. 5.72% due 10/12/95                                  25,000           24,953         .54

Exxon Imperial U.S. Inc. 5.63% due 10/19/95                       25,000           24,924         .54

British Gas Capital Inc. 5.68% due 11/20/95                       25,000           24,799         .54

Commerzbank U.S. Finance Inc. 5.69% due 10/20/95                  22,200           22,130         .48

Daimler-Benz North America Corp. 5.70%-5.73%                      19,800           19,742         .43

 due 10/13-10/20/95

Sony Capital Corp. 5.70% due 10/6/95                              17,900           17,883         .39

Telstra Corp. Ltd. 5.75% due 10/4/95                              15,000           14,991         .32

Bank of Montreal 5.71% due 10/16/95                               15,000           14,962         .32

BAYER 4 (2) 5.69% due 10/31/95                                    15,000           14,926         .32

Coca-Cola Co. 5.68% due 10/18/95                                  14,000           13,960         .30

Panasonic Finance Inc. 5.65% due 10/31/95                         10,000           9,951          .21

BNP CANADA 5.73% due 11/17/95                                     10,000           9,925          .21







CERTIFICATES OF DEPOSIT - 3.09%

Societe Generale 5.71%-5.80% due 10/13-11/21/95                   51,000           50,999         1.10

CANADIAN IMPERIAL BANK 5.73%-5.74% due 10/24-11/27/95             42,000           41,998         .91

National Westminster Bank PLC 5.74%-5.76%                         25,000           25,000         .54

due 10/2-11/27/95

Abbey National Treasury Services PLC Eurocertificate              15,000           15,000         .32

 5.77% due 11/15/95

BANK OF MONTREAL YK CD 5.79% due 11/27/95                         10,000           10,000         .22



FEDERAL AGENCY DISCOUNT NOTES - 1.17%

Federal Home Loan Mortgage Corp. 5.62% due 11/10/95               54,200           53,853         1.17



                                                                                   --------       -----

TOTAL SHORT-TERM SECURITIES (cost:  $946,765,000)                                  946,718        20.47

                                                                                   --------       -----

TOTAL INVESTMENT SECURITIES (cost:  $3,928,563,000)                                4,632,450      100.15



Excess of payables over cash and receivables                                       7,052          .15

                                                                                   --------       -----

NET ASSETS                                                                         $4,625,39      100.00%
                                                                                   8

                                                                                   ========       =====




/1/  Non-income-producing securities.
/2/ The fund owns the following percentages (over 5%) of the outstanding voting securities of the following companies and thus is considered an affiliate as defined in the Investment Company Act of 1940: Steinbrecher-7.32, Puerto Rican Cement-6.85, Thomas Group-6.75, Carbide/Graphite Group-6.50, M.S. Carriers-6.50, CIDCO-6.48, Hologic-6.48, Abacan Resource-6.47, Rio Hotel & Casino-6.47, Alliance Communications-6.46, Innovus-6.45, McWhorter-6.44, Anesta-6.40, Brooks Fiber Properties-6.37, Information International-6.23, Savoy Pictures Entertainment-6.22, TNT Freightways-6.18, SMEDVIG-6.08, Chrysalis Group-5.99, AAPC-5.90, Flextronics International-5.90, ANTEC-5.86, Cabre Exploration-5.67, CONVEX Computer-5.66, Cadiz Land-5.33, Radius-5.28, Ethical Holdings-5.25, Showboat-5.10, Samuel Goldwyn-5.05, and DMX Inc.-5.00. /3/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.
See Notes to Financial Statements
EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE MARCH 31, 1995
Abacan Resources
Aboitiz Equity Venture
Alliance Comm
Allied Products
Alumax
AnnTaylor
APCOA Parking
Arbor Drugs
Ashton Mining
Austereo
Aztar
Bally Entertainment
Bell & Howell Holdings
Benson Eyecare
Blue Range Resource
Brooks Fiber Properties
Bulgari
Cadiz Land
CAE Industries
Carbide/Graphite Group
Cardo
CBT Group
C-COR Electronics
CINAR Films
COFLEXIP
Corporacion Geo
Crystal Dynamics
Data Broadcasting
Delta Woodside Industries
Diamond Multimedia Systems
DOVatron International
Espoon Sahko Oy
Falcon Building Products
Filmes Lusomundo
Filofax Group
Flextronics International
Forsheda
Fossil
Genelabs Technologies
Hemasure
Hologic
HOMAC
ICB Shipping
Innovus
InStent
Intertape Polymer Group
Katz Media Group
Kolbenschmidt
London Clubs International
Lumonics
M-Cell
MIDCOM Communications
Multichoice
Neopath
Neurogen
Novus Petroleum
Ranbaxy Laboratories
Raychem
Reading & Bates
San Miguel Brewery
Scotts
Sports Authority
SGL Carbon
Station Casinos
Swift Transportation
Tech Data
Thermedics
Thiokol
Transaction Systems Architects
Transocean Drilling
Trump Hotels & Casino Resorts
UMW Holdings
US Order
United Television
ValueVision International
Ventritex
Vical
VIVUS
Westcott Communications
Western Publishing Group
Williams Lines
Yapi ve Kredi Bankasi
EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH 31, 1995
APV
Australis Media Group
Bay View Capital
BayBanks
BCE Mobile Communications
Bell Cablemedia
Bernard Chaus
Boddington Group
Burgenland Holding
Celsius Industries
Cirrus Logic
COR Therapeutics
Coram Healthcare
Cordiant
Courtaulds Textiles
CRSS
Cypress Semiconductor
Deceuninck Plastics Industries
Del Webb
El Aguila
EnSys Environmental Products
Fila Holding
Fourth Financial
Goody's Family Clothing
Goulds Pumps
H & M Hennes & Mauritz
Harding Associates
Hayes Wheels International
Higashi Nihon House
Hitachi Kiden Kogyo
Ishiguro Homa
Jardine International Motor Holdings
Jostens
KSB
Kwik-Fit Holdings
LCI International
Le Groupe Videotron Ltee
Maanshan Iron & Steel
Matrix Service
Maxtor
McClatchy Newspapers
Microchip Technology
Mississippi Chemical
Moorco International
NGC
Nihon Dempa Kogyo
Nine West Group
Nordictel Holdings
Oil-Dri Corp. of America
OPTi
Orbital Engine
Philippine National Bank
PictureTel
Playboy Enterprises
Pohjola Insurance
PT Indah Kiat Pulp & Paper
Pulitzer Publishing
Raychem
Shaw Brothers
Shaw Communications
ShopKo Stores
Sterling Chemicals
Super Food Services
Svenskt Stal AB
Taisei Fire and Marine Insurance
TJX Companies
Tower Air
TV4
United States Cellular
Vital Forsikring
Worthington Industries
Yorkshire Chemical
SMALLCAP World Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

at September 30, 1995                                        (dollars in              thousands)

----------------------------------------                     ------------             ------------

ASSETS:

Investment securities at market

 (cost: $3,928,563)                                                                   $4,632,450

Cash                                                                                  133

Receivables for -

 Sales of investments                                        $42,267

 Sales of fund's shares                                      10,542

 Dividends and accrued interest                              5,618                    58,427

                                                             ------------             ------------

                                                                                      4,691,010

LIABILITIES:

Payables for -

 Purchases of investments                                    49,549

 Repurchases of fund's shares                                12,262

 Management services                                         2,637

 Accrued expenses                                            1,164                    65,612

                                                             ------------             ------------

NET ASSETS AT SEPTEMBER 30, 1995 -

 Equivalent to $26.11 per share on

 177,117,618 shares of $0.01 par value

 capital stock outstanding (authorized

 capital stock - 400,000,000 shares)                                                  $4,625,398

                                                                                      ============





STATEMENT OF OPERATIONS

for the year ended September 30, 1995                        (dollars in              thousands)

----------------------------------------                     ------------             ------------

INVESTMENT INCOME:

Income:

 Dividends                                                   $  37,814

 Interest                                                    42,505                   $  80,319

                                                             ------------

Expenses:

 Management services fee                                     26,933

 Distribution expenses                                       8,551

 Transfer agent fee                                          4,265

 Reports to shareholders                                     403

 Registration statement and

  prospectus                                                 525

 Postage, stationery and supplies                            1,279

 Directors' fees                                             96

 Auditing and legal fees                                     60

 Custodian fee                                               1,018

 Taxes other than federal income tax                         90

 Other expenses                                              143                      43,363

                                                             ------------             ------------

 Net investment income                                                                36,956

                                                                                      ------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                     429,536

Net increase in unrealized appreciation

 on investments:

 Beginning of year                                           465,051

 End of Year                                                 703,887

                                                             ------------

  Net unrealized appreciation on investments                                          238,836

                                                                                      ------------



 Net realized gain and unrealized appreciation

  on investments                                                                      668,372

                                                                                      ------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                      $705,328

                                                                                      ============



STATEMENT OF CHANGES IN NET

 ASSETS                                                      (dollars in              thousands)

----------------------------------------                     -------------            -------------

                                                             Year ended               September 30



                                                             1995                     1994

                                                             ------------             ------------

OPERATIONS:

Net investment income                                        $36,956                  $11,146

Net realized gain on investments                             429,536                  212,165

Net unrealized appreciation

 (depreciation) on investments                               238,836                  (12,601)

                                                             ------------             ------------

 Net increase in net assets

  resulting from operations                                  705,328                  210,710

                                                             ------------             ------------

DIVIDENDS AND DISTRIBUTIONS PAID

 TO SHAREHOLDERS:

Dividends from net

 investment income                                           (24,819)                 (6,434)

Distributions from net realized

 gain on investments                                         (204,948)                (104,133)

                                                             ------------             ------------

 Total dividends and

  distributions                                              (229,767)                (110,567)

                                                             ------------             ------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 43,202,952 and 57,399,291

 shares, respectively                                        1,002,339                1,341,144

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and

 distributions of net realized

 gain on investments:

 10,403,045 and 4,360,143,

 respectively                                                217,741                  99,705

Cost of shares repurchased:

 24,592,934 and 12,557,650

 shares, respectively                                        (566,957)                (290,901)

                                                             ------------             ------------

 Net increase in net assets

  resulting from capital share

  transactions                                               653,123                  1,149,948

                                                             ------------             ------------

TOTAL INCREASE IN NET ASSETS                                 1,128,684                1,250,091



NET ASSETS:

Beginning of period                                          3,496,714                2,246,623

                                                             ------------             ------------

End of period (including undistributed

net investment income: $23,552 and

$11,415, respectively)                                       $4,625,398               $3,496,714

                                                             ============             ============


See Notes to Financial Statements

                              SMALLCAP WORLD FUND

NOTES TO FINANCIAL STATEMENTS

1. SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,018,000 includes $80,000 that was paid by these credits rather than in cash.

 2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $703,887,000, of which $940,889,000 related to appreciated securities and $237,002,000 related to depreciated securities. During the year ended September 30, 1995, the fund realized, on a tax basis, a net capital gain of $429,739,000 on securities transactions. Net losses related to non-U.S. currency transactions of $203,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $3,928,563,000 at September 30, 1995.

3. The fee of $26,933,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $8,551,000. As of September 30, 1995, accrued and unpaid distribution expenses were $966,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,265,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,278,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $32,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated undistributed net realized gain on investments was $402,430,000 and additional paid-in capital was $3,493,758,000. The fund reclassified $32,000 from undistributed net investment income to undistributed net realized gains for the year ended September 30, 1995.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,618,024,000 and $1,420,450,000, respectively, during the year ended September 30, 1995.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1995, such non-U.S. taxes were $1,832,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $171,000 for the year ended September 30, 1995.

PER-SHARE DATA AND
RATIOS

                                                      Year ended       September       30

                                       --------       --------         --------        -------      -------

                                       1995           1994             1993            1992         1991

-----------------------                ---------      ---------        ---------       -------      -------

Net Asset Value,

Beginning of

Year                                   $23.61         $22.72           $18.01          $17.60       $13.26

                                       ---------      ---------        ---------       -------      -------

 INCOME FROM INVESTMENT

 OPERATIONS:

  Net investment income                .22            .09              .06             .14          .18

  Net realized and

   unrealized gain

   on investments                      3.79           1.83             5.56            .38          4.56

                                       ---------      ---------        ---------       -------      -------

   Total income from

   investment

   operations                          4.01           1.92             5.62            .52          4.74

                                       ---------      ---------        ---------       -------      -------

 LESS DISTRIBUTIONS:

  Dividends from

  net investment

  income                               (.16)          (.06)            (.08)           (.11)        (.40)

  Distributions

  from net

  realized gains                       (1.35)         (.97)            (.83)           -            -

                                       ---------      ---------        ---------       -------      -------

 Total distributions                   (1.51)         (1.03)           (.91)           (.11)        (.40)

                                       ---------      ---------        ---------       -------      -------

Net Asset Value, End

of Year                                $26.11         $23.61           $22.72          $18.01       $17.60

                                       =========      =========        =========       =======      =======

Total Return /1/                       18.59%         8.60%            32.46%          2.95%        36.43%



RATIOS/SUPPLEMENTAL

DATA:



 Net assets, end

 of year (in

 millions)                             $4,625         $3,497           $2,247          $1,255       $798

 Ratio of expenses

 to average net

 assets                                1.13%          1.12%            1.15%           1.21%        1.31%

 Ratio of net income

 to average net

 assets                                .97%           .38%             .33%            .85%         1.11%

 Portfolio turnover

 rate                                  45.63%         29.43%           25.00%          23.10%       19.26%


/1/ This was calculated without decuting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc., including the schedule of portfolio investments as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
October 23, 1995

1995 TAX INFORMATION (UNAUDITED)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income represents qualifying dividends. Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.

                            PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:
Included in Prospectus - Part A
 Financial Highlights
Included in Statement of Additional Information
 Investment Portfolio
 Statement of Assets and Liabilities
 Statement of Operations
 Statement of Changes in Net Assets
 Notes to Financial Statements
 Per-Share Data and Ratios
    Independent Auditors Report

(B)  EXHIBITS:
  1. On file (see SEC file Nos. 811-5888 and 33-32785).
  2. On file (see SEC file Nos. 811-5888 and 33-32785).
  3. None.
  4. On file (see SEC file Nos. 811-5888 and 33-32785).
  5. On file (see SEC file Nos. 811-5888 and 33-32785).
  6. On file (see SEC file Nos. 811-5888 and 33-32785).
  7. None.
  8. On file (see SEC file Nos. 811-5888 and 33-32785).
     9. Form of Shareholder Agreement between Registrant and American Funds Service
Company, as amended January 1, 1995
 10. On file (see SEC file Nos. 811-5888 and 33-32785).
 11. Consent of independent accountants
 12. None.
 13. On file (see SEC file Nos. 811-5888 and 33-32785).
 14. On file (see SEC file Nos. 811-5888 and 33-32785).
 15. On file (see SEC file Nos. 811-5888 and 33-32785).
 16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC file
Nos.
  811-5888 and 33-32785).
    17. Financial data schedule (EDGAR)
ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
  None.
ITEM 26. NUMBER OF HOLDERS OF SECURITIES.
     As of October 31, 1995


Title of Class                     Number of
                                   Record-Holders

Capital Stock                      449,518
($0.01 par value)



ITEM 27. INDEMNIFICATION.

     Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company, which insures its officers and Directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matters giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible under the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

  Article VIII (h) of the Articles of Incorporation of the fund provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

(A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)


                   (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



#     David L. Abzug                Assistant Vice President   None



      John A. Agar                  Regional Vice President   None
      1501 N. University Drive
      Little Rock, AR 72207



      Robert B. Aprison             Regional Vice President   None
      2983 Brynwood Drive
      Madison, WI  53711



&     Richard L. Armstrong          Assistant Vice President   None



*     William W. Bagnard            Vice President            None



      Steven L. Barnes              Vice President            None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438



      Michelle A. Bergeron          Regional Vice President   None
      1190 Rockmart Circle
      Kennesaw, GA 30144



      Joseph T. Blair               Vice President            None
      27 Drumlin Road
      West Simsbury, CT 06092



      Ian B. Bodell                 Vice President            None
      3100 West End Avenue,
      Suite 870
      Nashville, TN  37215



      Mick L. Brethower             Vice President            None
      108 Hagen Court
      Georgetown, TX  78628



       C. Alan Brown                Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO 63108



*     Daniel C. Brown               Senior Vice President, Director   None



@     J. Peter Burns                Vice President            None

      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD   20895



      Victor C. Cassato             Vice President            None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin         Regional Vice President   None
      231 Burlington
      Clarendon Hills, IL 60514



      Denise M. Cassin              Regional Vice President   None
      1425 Vallejo, #203
      San Francisco, CA 94109



*     Larry P. Clemmensen           Treasurer, Director       None



*     Kevin G. Clifford             Senior Vice President     None



      Ruth M. Collier               Vice President            None
      145 W. 67th Street #12K
      New York, NY  10023



      Thomas E. Cournoyer           Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL  33134



      Douglas A. Critchell          Vice President            None
      3521 Rittenhouse Street
      N.W.
      Washington, D.C.  20015



*     Carl D. Cutting               Vice President            None



      Michael A. Dilella            Vice President            None
      P.O. Box 661
      Ramsey, NJ 07446



      G. Michael Dill               Senior Vice President     None
      3622 East 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                 Vice President            None
      2617 Salisbury Road
      Ann Arbor, MI  48103

      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer             Secretary                 None



      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



+     Lloyd G. Edwards              Vice President            None



@     Richard A. Eychner            Vice President            None



*     Paul H. Fieberg               Senior Vice President     None



      John R. Fodor                 Regional Vice President   None
      15 Latisquana Road
      Southborough, MA 01772



*     Mark P. Freeman, Jr.          President, Director       None



      Clyde E. Gardner              Vice President            None
      Rt. 2, Box 3162
      Osage Beach, MO   65065



#     Evelyn K. Glassford           Vice President            None



      Jeffrey J. Greiner            Regional Vice President   None
      5898 Heather Glen Court
      Dublin, OH  43017



*     Paul G. Haaga, Jr.            Director                  None



      David E. Harper               Vice President            None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Regional Vice President   None
      6744 Avalon
      Dallas, TX  75214



*     Robert L. Johansen            Vice President, Controller   None

       Victor J. Kriss, Jr.         Senior Vice President     None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                 Assistant Vice President   None



      T. Blake Liberty              Regional Vice President   None
      12585-E
      East Tennessee Circle
      Aurora, CO  80012



      Stephen A. Malbasa            Regional Vice President   None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel              Senior Vice President     None
      5241 S. Race Street
      Littleton, CO 80121



*     John C. Massar                Senior Vice President     None



*     E. Lee McClennahan            Senior Vice President     None



      Laurie B. McCurdy             Regional Vice President   None
      6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin            Senior Vice President     None



      Terry W. McNabb               Vice President            None
      2002 Barrett Station Rd.
      St. Louis, MO   63131



*     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division



      David R. Murray               Regional Vice President   None
      25701 S.E. 32nd Place
      Issaquah, WA 98027

      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226



*     Barbara G. Nicolich           Assistant Vice President,   None
                                    Institutional Investment
                                    Services
                                    Division



      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips              Regional Vice President   None
      32 Ridge Avenue
      Newton Centre, MA 02161



#     Candance D. Pilgram           Assistant Vice President   None



      Carl S. Platou                Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA 98040



*     John O. Post, Jr.             Vice President            None



      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts              Regional Vice President   None
      12025 Delmahoy Drive
      Charlotte, NC 28277



*     George L. Romine, Jr.         Vice President, Institutional   None
                                    Investment Services Division



      George S. Ross                Vice President            None
      55 Madison Avenue
      Morristown, NJ  07960

*     Julie D. Roth                 Vice President            None



      Douglas F. Rowe               Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX 78628



      Christopher S. Rowey          Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President   None
      25760 Kensington Drive
      Westlake, OH 44145



*     R. Michael Shanahan           Chairman                  None



      David W. Short                Senior Vice President     None
      1000 RIDC Plaza, Ste. 212
      Pittsburgh, PA  15238



*     Victor S. Sidhu               Vice President,           None
                                    Institutional Investment
                                    Services
                                    Division



      William P. Simon, Jr.         Vice President            None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services
                                    Division



*     Mark S. Smith                 Senior Vice President,    None
                                    Director



*     Mary E. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services
                                    Division

      Rodney G. Smith               Regional Vice President   None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH 45230



      Daniel S. Spradling           Senior Vice President     None
      4 West 4th Avenue, Suite
      406
      San Mateo, CA  94402



      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri          Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA 91361



&     James P. Toomey               Assistant Vice President   None



+     Christopher E. Trede          Assistant Vice President   None



      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President   None
      606 Glenwood Avenue
      Mill Valley, CA 94941



@     Andrew J. Ward                Vice President            None



*     David M. Ward                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services
                                    Division



      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd.,
      #1012
      Sarasota, FL 34238



#     J. Kelly Webb                 Senior Vice President     None



      Gregory J. Weimer             Regional Vice President   None
      125 Surrey Drive
      Canonsburg, PA 15317



#     Timothy W. Weiss              Director                  None



      N. Dexter Williams            Vice President            None
      Four Embarcadero Center
      San Francisco, CA 94111



      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA 15367



*     Marshall D. Wingo             Senior Vice President     None



*     Robert L. Winston             Senior Vice President,    None
                                    Director



      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN 55347



      Janet Young                   Regional Vice President   None
      1616 Vermont
      Houston, TX  77006



   * Business Address, 333 South Hope Street, Los Angeles, CA 90071

# Business Address, 135 South State College Blvd., Brea, CA 92621

& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

+ Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240

(C) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

 Records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.
 None.

ITEM 32. UNDERTAKINGS.
 (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 22nd day of November, 1995.

       SMALLCAP World Fund, Inc.

   By: /s/ William R. Grimsley
       William R. Grimsley, President and Director

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on November 22, 1995, by the following persons in the capacities indicated.

          SIGNATURE                              TITLE

(1)       Principal Executive Officer:



          /s/ William R. Grimsley                President

          William R. Grimsley



(2)       Principal Financial Officer and

          Principal Accounting Officer:



          /s/ Steven N. Kearsley                 Vice President and Treasurer

          Steven N. Kearsley



(3)       Directors:



          Richard G. Capen, Jr.                  Director

          H. Frederick Christie*                 Director

          Alan W. Clements*                      Director

          Robert B. Egelston*                    Chairman of the Board

          Alan Greenway*                         Director

          William R. Grimsley*                   President and Director

          E. Graham Holloway*                    Director

          Leonade D. Jones                       Director

          William H. Kling*                      Director

          Norman R. Weldon*                      Director

          Patricia K. Woolf*                     Director


*By  /s/ Vincent P. Corti
 Vincent P. Corti
 (Attorney-in-Fact)

 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

 /s/ Michael J. Downer
 Michael J. Downer, Esq.
                                      C-13